As filed with the Securities and Exchange Commission on August 11, 2025

Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________________

FORM N-2
___________________________

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

___________________________

Trinity Capital Inc.
(Exact Name of Registrant as Specified in Charter)

___________________________

1 N. 1st Street
Suite 302
Phoenix, Arizona 85004
(Address of Principal Executive Offices)

(480) 374 5350
(Registrant’s Telephone Number, including Area Code)

___________________________

Kyle Brown
c/o Trinity Capital Inc.
1 N. 1st Street
Suite 302
Phoenix, Arizona 85004
(Name and Address of Agent for Service)

___________________________

WITH COPIES TO:

Harry S. Pangas, Esq.
Darius I. Ravangard, Esq.
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006
Tel: (202) 261-3300
Fax: (202) 261-3333

___________________________

Approximate date of commencement of proposed public offering: From time to time after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☒

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:.

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:.

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:.

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☒	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☒	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

PROSPECTUS

TRINITY CAPITAL INC.

Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities

We are a specialty lending company that provides debt, including loans, equipment financings and asset-based lending, to growth-oriented companies, including institutional investor-backed companies. We define “growth-oriented companies” as companies that have significant ownership and active participation by sponsors, such as institutional investors or private equity firms, and expected annual revenues of up to $100 million.

We are an internally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We have elected to be treated, and intend to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements. See “Regulation” and “Certain U.S. Federal Income Tax Considerations.”

Our investment objective is to generate current income and, to a lesser extent, capital appreciation through our investments across five distinct vertical markets. We seek to achieve our investment objective by making investments consisting primarily of term loans, equipment financings, and asset based lending and, to a lesser extent, working capital loans, equity and equity-related investments. In addition, we may obtain warrants or contingent exit fees at funding from many of our portfolio companies, providing an additional potential source of investment returns.

We target investments in growth-oriented companies, which are typically private companies, including institutional investor-based companies. Our loans and equipment financings generally range from $5 million to $50 million. Subject to the requirements of the 1940 Act, we are not limited to investing in any particular industry or geographic area and seek to invest in under-financed segments of the private credit markets. The debt in which we invest typically is not rated by any rating agency, but if these instruments were rated, they would likely receive a rating of below investment grade (that is, below BBB- or Baa3), which is often referred to as “high yield” or “junk.”

We are an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”). As a result, we are subject to reduced public company reporting requirements and intend to take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act.

We may offer, from time to time, in one or more offerings or series, our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, and/or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities (collectively, the “securities”). The preferred stock, debt securities, subscription rights and warrants offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our securities.

In the event we offer common stock, the offering price per share of our common stock less any underwriting discounts or commissions generally will not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus and any accompanying prospectus supplement at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders (as defined in the 1940 Act), or (iii) under such other circumstances as the U.S. Securities and Exchange Commission (the “SEC”) may permit. We cannot issue shares of our common stock below net asset value unless our board of directors (the “Board”) determines that it would be in our and our stockholders’ best interests to do so. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See “Sales of Common Stock Below Net Asset Value.”

The securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.”

Our common stock is traded on the Nasdaq Global Select Market (“Nasdaq”) under the symbol “TRIN.” On August 5, 2025, the last reported sales price of our common stock on Nasdaq was $15.12 per share. The net asset value per share of our common stock at June 30, 2025 (the last date prior to the date of this prospectus for which we reported net asset value) was $13.27.

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Investing in our securities involves a high degree of risk, including credit risk, the risk of the use of leverage and the risk of dilution, and is highly speculative. In addition, shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset values. If shares of our common stock trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in an offering made pursuant to this prospectus or any related prospectus supplement. Before investing in our securities, you should read the discussion of the material risks of investing in our securities, including the risk of leverage and dilution, in “Risk Factors” beginning on page 6 of this prospectus or otherwise incorporated by reference herein and included in, or incorporated by reference into, the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference into this prospectus.

This prospectus describes some of the general terms that may apply to an offering of our securities. We will provide the specific terms of these offerings and securities in one or more supplements to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The accompanying prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus. You should carefully read this prospectus, the accompanying prospectus supplement, any related free writing prospectus and the documents incorporated by reference herein, before investing in our securities and keep them for future reference. We also file periodic and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at 1 N. 1st Street, Suite 302, Phoenix, Arizona 85004, calling us at (480) 374-5350 or visiting our corporate website located at www.trinitycap.com. Information on our website is not incorporated into or a part of this prospectus and any accompanying prospectus supplement. The SEC also maintains a website at http://www.sec.gov that contains this information.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

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The date of this prospectus is August 11, 2025.

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ABOUT THIS PROSPECTUS

This prospectus is part of an automatic “shelf” registration statement that we have filed with the SEC, as a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act. Under this automatic “shelf” registration statement, we may offer, from time to time, in one or more offerings or series, an indefinite amount of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, and/or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering. See “Plan of Distribution” for more information.

This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. In a prospectus supplement or free writing prospectus, we may also add, update, or change any of the information contained in this prospectus or in the documents we have incorporated by reference into this prospectus. This prospectus, together with the applicable prospectus supplement, any related free writing prospectus, and the documents incorporated by reference into this prospectus and the applicable prospectus supplement, will include all material information relating to the applicable offering. Before buying any of the securities being offered, please carefully read this prospectus, any accompanying prospectus supplement, any free writing prospectus and the documents incorporated by reference in this prospectus and any accompanying prospectus supplement.

This prospectus may contain estimates and information concerning our industry, including market size and growth rates of the markets in which we participate, that are based on industry publications and other third-party reports. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described or referenced in the section titled “Risk Factors,” that could cause results to differ materially from those expressed in these publications and reports.

This prospectus includes summaries of certain provisions contained in some of the documents described in this prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed or incorporated by reference, or will be filed or incorporated by reference, as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described in the section titled “Available Information.”

You should rely only on the information included or incorporated by reference in this prospectus, any prospectus supplement or in any free writing prospectus prepared by us or on our behalf or to which we have referred you. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus, in any accompanying prospectus supplement or in any free writing prospectus prepared by us or on our behalf or to which we have referred you. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus, any accompanying prospectus supplement and any free writing prospectus prepared by us or on our behalf or to which we have referred you do not constitute an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. You should not assume that the information included or incorporated by reference in this prospectus, in any accompanying prospectus supplement or in any such free writing prospectus is accurate as of any date other than their respective dates. Our financial condition, results of operations and prospects may have changed since any such date. To the extent required by law, we will amend or supplement the information contained or incorporated by reference in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement.

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PROSPECTUS SUMMARY

This summary highlights some of the information included elsewhere in this prospectus or incorporated by reference. It is not complete and may not contain all of the information that you may want to consider before investing in our securities. You should carefully read the entire prospectus, the applicable prospectus supplement, and any related free writing prospectus, including the risks of investing in our securities discussed in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and under similar headings in the other documents that are incorporated by reference into this prospectus and the applicable prospectus supplement. Before making your investment decision, you should also carefully read the information incorporated by reference into this prospectus, including our financial statements and related notes, and the exhibits to the registration statement of which this prospectus is a part.

Trinity Capital Inc.

Trinity Capital Inc. (“we,” “us,” “our,” “Trinity” and the “Company”), a Maryland corporation, is a specialty lending company that provides debt, including loans, equipment financings and asset-based lending, to growth-oriented companies, including institutional investor-backed companies. Our investment objective is to generate current income and, to a lesser extent, capital appreciation through our investments across five distinct vertical markets. We seek to achieve our investment objective by making investments consisting of term loans, equipment financings and asset-based lending and, to a lesser extent, working capital loans, equity and equity-related investments. Our equipment financings involve loans for general or specific use, including acquiring equipment, that are secured by the equipment or other assets of the portfolio company. In addition, we may obtain warrants or contingent exit fees at funding from many of our portfolio companies, providing an additional potential source of investment returns. The warrants entitle us to purchase preferred or common ownership shares of a portfolio company, and we typically target the amount of such warrants to scale in proportion to the amount of the debt or equipment financing. Contingent exit fees are cash fees payable upon the consummation of certain trigger events, such as a successful change of control or initial public offering of the portfolio company. In addition, we may obtain rights to purchase additional shares of our portfolio companies in subsequent equity financing rounds.

We target investments in growth-oriented companies with institutional investor support, experienced management teams, promising products and offerings, and large expanding markets. We define “growth-oriented companies” as companies that have significant ownership and active participation by sponsors and expected annual revenues of up to $100 million. These companies typically are private companies that have begun to have success selling their products to the market and need additional capital to expand their operations and sales. Despite often achieving growing revenues, these types of companies typically have limited financing options to fund their growth. Equity, being dilutive in nature, is generally the most expensive form of capital available, while traditional bank financing is rarely available, given the lifecycle stage of these companies. Financing from us bridges this financing gap, providing companies with growth capital, which may result in improved profitability, less dilution for all equity investors, and increased enterprise value. Subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), we are not limited to investing in any particular industry or geographic area and seek to invest in under-financed segments of the private credit markets. The debt in which we invest typically is not rated by any rating agency, but if these instruments were rated, they would likely receive a rating of below investment grade (that is, below BBB- or Baa3), which is often referred to as “high yield” or “junk.”

We primarily seek to invest in loans and equipment financings to growth-oriented companies that have generally completed product development and are in need of capital to fund revenue growth. We believe a lack of profitability often limits these companies’ ability to access traditional bank financing and our in-house engineering and operations experience allows us to better understand this risk and earn what we believe to be higher overall returns and better risk-adjusted returns than those associated with traditional bank loans. Leveraging the experience of our investment professionals, we seek to target growth-oriented companies and seek to identify financing opportunities ignored by the traditional direct lending community.

Our loans generally may have initial interest-only periods of up to 24 months, and our equipment financings generally begin amortizing immediately. Our loans and equipment financings generally have a total term of up to 60 months. These investments are typically secured by a blanket first position lien, a specific asset lien on mission-critical assets and/or a blanket second position lien. We may also make a limited number of direct equity and equity-related investments in conjunction with our debt investments. We target growth-oriented companies that have recently issued equity to raise cash to offset potential cash flow needs related to projected growth, have achieved positive cash flow to cover debt service, or have institutional investors committed to providing additional funding. A loan or equipment financing may be structured to tie the amortization of the loan or equipment financing to the portfolio company’s projected cash balances while cash is still available for operations. As such, the loan or equipment financing may have a reduced risk of default. We believe that the amortizing nature of our investments will mitigate risk and significantly reduce the risk of our investments over a relatively short period. We focus on protecting and recovering principal in each investment and structure our investments to provide downside protection.

Our loans and equipment financings generally range from $5 million to $50 million and we generally limit each loan or equipment financing to approximately five percent or less of our total assets.

Certain of the loans in which we invest have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company’s financial performance. However, we have invested in and may in the future invest in or obtain significant exposure to “covenant-lite” loans, which generally are loans that do not have a complete set of financial maintenance covenants. Generally, covenant-lite loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, because we invest in and have exposure to covenant-lite loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

As of June 30, 2025, our investment portfolio had an aggregate fair value of approximately $1,978.3 million and was comprised of approximately $1,491.8 million in secured loans, $342.6 million in equipment financings, and $143.9 million in equity and warrants, across 163 portfolio companies. See “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for additional information.

We are an internally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the 1940 Act. We have elected to be treated, qualify and intend to continue to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements. See “Regulation” and “Certain U.S. Federal Income Tax Considerations”. For example, as a BDC, at least 70% of our assets must be assets of the type listed in Section 55(a) of the 1940 Act. See “Regulation.”

Corporate Information

Our principal executive offices are located at 1 N. 1st Street, Suite 302, Phoenix, Arizona 85004 and our telephone number is (480) 374-5350. Our corporate website is located at www.trinitycap.com. Information on our website is not incorporated into or a part of this prospectus.

Risk Factors

Investing in our securities may be speculative and involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest. See “Risk Factors” in this prospectus, any accompanying prospectus supplement, any related free writing prospectus we may authorize in connection with a specific offering, as well as “Risk Factors” in our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q, for a detailed discussion of the material risks you should carefully consider before deciding to invest in our securities.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “Annual expenses” are based on estimated amounts for our current fiscal year. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “the Company” or that “we” will pay fees or expenses, you will indirectly bear these fees or expenses as an investor in the Company.
Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	(1)
Offering expenses (as a percentage of offering price)	—	(2)
Distribution reinvestment plan expenses	$15.00	(3)
Total stockholder transaction expenses (as a percentage of offering price)
Annual expenses (as a percentage of net assets attributable to common stock):
Operating expenses	7.07	%(4)
Interest payments on borrowed funds	9.22	%(5)
Acquired fund fees and expenses	0.16	%(6)
Total annual expenses	16.45	%(7)

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(1)      In the event that the securities are sold to or through underwriters, a related prospectus supplement will disclose the applicable sales load (underwriting discount or commission).

(2)      A related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the estimated amount of offering expenses borne by the Company as a percentage of the offering price.

(3)      The expenses of our distribution reinvestment plan are included in “Operating expenses.” The plan administrator’s fees will be paid by us. There will be no brokerage charges or other charges to stockholders who participate in our distribution reinvestment plan except that, if a participant elects by written notice to the plan administrator prior to termination of the participant’s account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share brokerage commission from the proceeds. For additional information, see “Distribution Reinvestment Plan.”

(4)      Operating expenses represent the estimated annual operating expenses of the Company and its consolidated subsidiaries based on annualized operating expenses estimated for the current fiscal year, which considers the actual expenses for the quarter ended June 30, 2025. We do not have an investment adviser and are internally managed by our executive officers under the supervision of the Board. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals, including, without limitation, compensation expenses related to salaries, discretionary bonuses and grants of options and restricted stock, if any.

(5)      Interest payments on borrowed funds represents an estimate of our annualized interest expense based on borrowings under the credit agreement with KeyBank, National Association (as amended, the “KeyBank Credit Agreement”), the August 2026 Notes, the December 2026 Notes, the March 2029 Notes, the September 2029 Notes, the Series A Notes and the July 2030 Notes (as such terms are defined herein). The assumed weighted average interest rate on our total debt outstanding was 7.44% based on $443.4 million outstanding under the KeyBank Credit Agreement, $125 million in aggregate principal amount of the August 2026 Notes outstanding, $75 million in aggregate principal amount of the December 2026 Notes outstanding, $116.6 million in aggregate principal amount of the March 2029 Notes outstanding, $119.2 million in aggregate principal amount of the September 2029 Notes outstanding, $142.5 million in aggregate principal amount of the Series A Notes outstanding and $125 million in aggregate principal amount of the July 2030 Notes outstanding. We may borrow additional funds from time to time to make investments to the extent we determine that it is in our best interest in doing so. We may also issue additional debt securities or preferred stock, subject to our compliance with applicable requirements under the 1940 Act.

(6)      Acquired fund fees and expenses represent the estimated indirect expense incurred due to investments in other investment companies and private funds.

(7)      The holders of shares of our common stock indirectly bear the cost associated with our annual expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. The stockholder transaction expenses described above are included in the following example.
	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (none of which is subject to a capital gains incentive fee)	$155	$414	$617	$953

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our Board authorizes and we declare a cash dividend, participants in our distribution reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

Information regarding our financial highlights is incorporated by reference herein from our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q.

RISK FACTORS

Investing in our securities involves a number of significant risks. Before you invest in our securities, you should be aware of and carefully consider the various risks associated with the investment, including those described in this prospectus, any accompanying prospectus supplement, any related free writing prospectus we may authorize in connection with a specific offering, “Part I, Item IA. Risk Factors” in our most recent Annual Report on Form 10-K, which is incorporated by reference herein in their entirety, “Part II, Item 1A. Risk Factors” in our most recent Quarterly Report on Form 10-Q, which is incorporated by reference herein in their entirety, and any document incorporated by reference herein. You should carefully consider these risk factors, together with all of the other information included in this prospectus, any accompanying prospectus supplement and any related free writing prospectus we may authorize in connection with a specific offering, before you decide whether to make an investment in our securities. The risks set out and described in these documents are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, you may lose all or part of your investment. Please also read carefully the section titled “Special Note Regarding Forward-Looking Statements.”

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, any accompanying prospectus supplement, any related free writing prospectus and any documents we may incorporate by reference herein contain forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors, and undue reliance should not be placed thereon. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described or referenced under the section entitled “Risk Factors” and elsewhere in this prospectus, any accompanying prospectus supplement, any related free writing prospectus and any documents we may incorporate by reference herein and therein, including the following factors, among others:

•        our future operating results;

•        our dependence upon our management team and key investment professionals;

•        our ability to manage our business and future growth;

•        risks related to investments in growth-oriented companies, other venture capital-backed companies and generally U.S. companies;

•        the ability of our portfolio companies to achieve their objectives;

•        the use of leverage;

•        risks related to the uncertainty of the value of our portfolio investments;

•        changes in political, economic or industry conditions, including as a result of supply chain disruptions, disruptions related to tariffs or other trade or sanction related issues, the interest rate and inflation rate environments or conditions affecting the financial and capital markets;

•        uncertainty surrounding domestic and/or global financial and/or political stability;

•        the dependence of our future success on the general economy and its impact on the industries in which we invest;

•        risks related to changes in interest rates and inflation rates, our expenses and other general economic conditions and the effect on our net investment income;

•        the impact of changes in laws or regulations (including the interpretation thereof), including tax laws, on our operations and/or the operations of our portfolio companies;

•        risks related to market volatility, including general price and volume fluctuations in stock markets;

•        our ability to make distributions; and

•        our ability to maintain our status as a BDC under the 1940 Act and qualify annually for tax treatment as a RIC under the Code.

Additionally, there may be other risks that are otherwise described from time to time in the reports that we file with the SEC. Any forward-looking statements in this prospectus, any accompanying prospectus supplement, any related free writing prospectus and any documents we may incorporate by reference herein and therein should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others.

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed throughout this prospectus, any accompanying prospectus supplement, any related free writing prospectus and any documents we may incorporate by reference herein. Further, any forward-looking statement speaks only as of the date on which it is made in this prospectus, any accompanying prospectus supplement, any related free writing prospectus and any documents we may incorporate by reference herein, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Because we are an investment company, the forward-looking statements and projections contained in this prospectus, any accompanying prospectus supplement, if any, and any documents we may incorporate by reference herein are excluded from the safe harbor protection provided by Section 27A(b)(2)(B) of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995).

USE OF PROCEEDS

Unless otherwise specified in any applicable prospectus supplement or in any free writing prospectus we have authorized for use in connection with a specific offering, we intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which may include, among other things, investing in accordance with our investment objective and strategies, repayment of any outstanding indebtedness, paying operating expenses and other general corporate purposes.

We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus and any applicable prospectus supplement or free writing prospectus will be used for the above purposes within three months of any such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective, but no longer than within six months of any such offerings.

Pending such uses and investments, we intend to invest any net proceeds from an offering primarily in cash, cash equivalents, U.S. government securities and other high-quality investment grade investments that mature in one year or less from the date of investment. The income we earn on such temporary investments generally will be less than what we would expect to receive from investments in the types of investments we intend to target. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. The prospectus supplement relating to an offering will more fully identify the use of proceeds from any offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Information regarding our price range of common stock and distributions is incorporated by reference herein from our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Annual Report on Form 10-K and in “Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Quarterly Report on Form 10-Q are incorporated by reference herein and should be read in conjunction with, and are qualified by reference to, our financial statements and notes thereto included in such Annual Report on Form 10-K and such Quarterly Report on Form 10-Q, as applicable.

BUSINESS

The information contained in “Part I, Item 1. Business,” “Part I, Item 2. Properties” and “Part I, Item 3. Legal Proceedings” of our most recent Annual Report on Form 10-K, and in “Part II, Item 1. Legal Proceedings” of our most recent Quarterly Report on Form 10-Q are incorporated herein by reference.

SENIOR SECURITIES

Information about our senior securities as of the end of our most recently completed fiscal quarter is located in “Part I, Item 1. Consolidated Financial Statements — Notes to Consolidated Financial Statements” of our most recent Quarterly Report on Form 10-Q and as of the end of our most recently completed fiscal year is located in “Part II, Item 8. Financial Statements and Supplementary Data — Notes to Consolidated Financial Statements” of our most recent Annual Report on Form 10-K, which are incorporated by reference herein. We had no senior securities outstanding as of December 31, 2019. The report of our independent registered public accounting firm, Ernst & Young LLP, on our financial statements as of December 31, 2024 and 2023 and for each of the three years in the period ended December 31, 2024, 2023 and 2022 is included in our most recent Annual Report on Form 10-K (filed on February 26, 2025) and is incorporated by reference herein.

PORTFOLIO COMPANIES

The following tables set forth certain information regarding each of the portfolio companies in which we had a loan, equipment financing, equity or equity-related investment as of June 30, 2025. We will offer to make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors. Other than these investments, our only relationships with our portfolio companies will be the managerial assistance we may separately provide to our portfolio companies, which services will be ancillary to our investments.

(Amounts presented in thousands, except number of shares or units.)

Portfolio Company(1)	Industry	Type of Investment(2)	Maturity Date	Interest Rate(3)	Principal Amount(4)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(5)	Footnotes
3DEO, Inc.	Industrials
24225 Granier St. Torrance, CA 90505		Equipment Financing	February 1, 2028	Fixed interest rate 0.1%; EOT 2.2%	2,064	n/a	n/a	2,077	2,032	(13)
		Warrant	February 23, 2032	Common Stock; Strike Price $1.81	n/a	37,218	n/a	93	—
Total 3DEO, Inc.					2,064			2,170	2,032

Aledia, Inc.	Industrials
10 Rue des Méridiens 38130 Echirolles, France		Equipment Financing	September 1, 2025	Fixed interest rate 10.7%; EOT 7.0%	97	n/a	n/a	203	201	(9)(13)
		Equipment Financing	October 1, 2025	Fixed interest rate 12.0%; EOT 7.0%	234	n/a	n/a	402	400	(9)(13)
		Warrant	March 31, 2032	Ordinary; Strike Price $149.02	n/a	11,771	n/a	130	403	(9)(16)
Total Aledia, Inc.					331			735	1,004

All Seated, Inc.	SaaS
311 California St., Ste 610 San Francisco, CA 94104		Warrant	February 28, 2032	Common Stock; Strike Price $15.72	n/a	5,101	n/a	22	—

All.Space Networks Limited	Space Technology
Thames Valley Park Drive Reading, Berkshire, England, RG6 1RB		Secured Loan	September 1, 2027	Variable interest rate Prime + 7.0% or Floor rate 11.5%; EOT 2.5%	8,219	n/a	n/a	8,372	8,100	(7)(9)
		Warrant	August 19, 2032	Common Stock; Strike Price $21.79	n/a	71,203	n/a	113	—	(9)
		Warrant	August 22, 2034	Common Stock; Strike Price $8.9	n/a	20,769	n/a	1	1
Total All.Space Networks Limited					8,219			8,486	8,101

Ambient Photronics, Inc.	Artificial Intelligence & Automation
100 Enterprise Way, Ste. C205 Scotts Valley, CA 95066		Warrant	July 27, 2032	Common Stock; Strike Price $5.5	n/a	15,976	n/a	47	—

Apiject Holdings, Inc.	Medical Devices
5775 Kearny Villa Rd San Diego, CA 92123		Equipment Financing	July 1, 2028	Fixed interest rate 12.6%; EOT 7.5%	15,752	n/a	n/a	16,067	16,151	(8)(13)(18)
		Equipment Financing	October 1, 2028	Fixed interest rate 12.7%; EOT 7.5%	6,639	n/a	n/a	6,679	6,690	(8)(13)(18)
		Warrant	June 24, 2034	Common Stock; Strike Price $0.99	n/a	937,604	n/a	612	501	(8)(18)
Total Apiject Holdings, Inc.					22,391			23,358	23,342

Applied Digital Corporation	Artificial Intelligence & Automation
3811 Turtle Creek Blvd. Ste. 2100 Dallas, TX 75219		Equipment Financing	October 1, 2025	Fixed interest rate 19.0%; EOT 0.0%	1,755	n/a	n/a	1,754	1,786	(8)(9)(13)
		Equipment Financing	March 1, 2026	Fixed interest rate 19.0%; EOT 0.0%	4,381	n/a	n/a	4,378	4,463	(8)(9)(13)(18)

Portfolio Company(1)	Industry	Type of Investment(2)	Maturity Date	Interest Rate(3)	Principal Amount(4)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(5)	Footnotes
		Equipment Financing	April 1, 2026	Fixed interest rate 19.0%; EOT 0.0%	2,427	n/a	n/a	2,427	2,474	(8)(9)(13)(18)
		Equipment Financing	May 1, 2026	Fixed interest rate 16.0%; EOT 0.0%	1,114	n/a	n/a	1,114	1,133	(8)(9)(13)
		Equipment Financing	April 1, 2026	Fixed interest rate 19.0%; EOT 0.0%	3,932	n/a	n/a	3,931	4,008	(8)(9)(13)(18)
Total Applied Digital Corporation					13,609			13,604	13,864

AST & Science, LLC	Connectivity
2901 Enterprise Lane Midland, TX 79706		Equipment Financing	June 1, 2030	Fixed interest rate 12.4%; EOT 9.0%	18,920	n/a	n/a	18,785	18,786	(9)(13)(18)
		Equipment Financing	June 1, 2030	Fixed interest rate 12.5%; EOT 9.0%	3,080	n/a	n/a	3,057	3,057	(9)(13)(18)
Total AST & Science, LLC					22,000			21,842	21,843

Astranis Space Technologies Corp.	Space Technology
420 Bryant St. San Francisco, CA 94107		Equipment Financing	May 1, 2027	Fixed interest rate 12.1%; EOT 6.5%	5,699	n/a	n/a	6,312	6,065	(8)(13)(18)
		Equipment Financing	October 1, 2028	Fixed interest rate 13.8%; EOT 6.5%	9,504	n/a	n/a	10,072	9,666	(8)(13)(18)
		Equipment Financing	October 1, 2027	Fixed interest rate 12.6%; EOT 4.0%	2,270	n/a	n/a	2,218	2,239	(8)(13)(18)
		Warrant	April 13, 2033	Common Stock; Strike Price $7.89	n/a	85,644	n/a	82	261	(8)(18)
		Warrant	September 27, 2034	Common Stock; Strike Price $2.27	n/a	156,677	n/a	683	680	(8)(18)
		Warrant	June 26, 2035	Common Stock; Strike Price $0.01	n/a	39,557	n/a	191	196	(8)(18)
		Equity	n/a	Series C Prime Preferred	n/a	13,685	n/a	300	142	(8)(16)
		Equity	n/a	Preferred Series D	n/a	64,223	n/a	600	609	(8)(16)
Total Astranis Space Technologies Corp.					17,473			20,458	19,858

Athletic Brewing Company, LLC	Food and Agriculture Technologies
350 Long Beach Blvd. Stratford, CT 06615		Equity	n/a	Preferred Class B	n/a	1,214	n/a	283	279	(8)(16)(18)
		Warrant	October 28, 2032	Preferred Class B; Strike Price $140.21	n/a	3,741	n/a	287	475	(16)
Total Athletic Brewing Company, LLC					—			570	754

Augmented Reality Concepts, Inc.	Artificial Intelligence & Automation
344 S Warren St. Syracuse, NY 13202		Secured Loan	June 18, 2029	Variable interest rate SOFR 3 Month Term + 7.3%; EOT 0.0%	19,270	n/a	n/a	18,937	19,358	(7)(13)(18)

Axiom Space, Inc.	Space Technology
1290 Hercules Ave, First Floor Houston, TX 77058		Warrant	May 28, 2031	Common Stock; Strike Price $340.11	n/a	882	n/a	39	2
		Warrant	May 28, 2031	Common Stock; Strike Price $169.24	n/a	1,773	n/a	121	13
		Equity	n/a	Preferred Series C-1	n/a	3,624	n/a	521	409	(16)
Total Axiom Space, Inc.					—			681	424

AZ-VC Fund I, LLC	Multi-Sector Holdings
7465 E Osborn Road Suite B Scottsdale, AZ 85251		Equity	n/a	Preferred	n/a	—	n/a	570	570	(6)(9)(16)

Portfolio Company(1)	Industry	Type of Investment(2)	Maturity Date	Interest Rate(3)	Principal Amount(4)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(5)	Footnotes
BaubleBar, Inc.	Consumer Products & Services
1115 Broadway, 5th Floor New York, NY 10010		Warrant	April 20, 2028	Preferred Series C; Strike Price $1.96	n/a	60,000	n/a	72	1	(16)
		Warrant	March 29, 2027	Preferred Series C; Strike Price $1.96	n/a	531,806	n/a	638	2	(16)
Total BaubleBar, Inc.					—			710	3

Beam Technologies, Inc.	Finance and Insurance
2000 Park Street Columbia, SC 29201		Secured Loan	April 1, 2027	Variable interest rate Prime + 2.8% or Floor rate 11.0%+PIK Fixed Interest Rate 1.5%; EOT 2.0%	29,593	n/a	n/a	29,136	29,511	(7)(8)(14)(18)
		Secured Loan	April 1, 2027	Variable interest rate Prime + 2.8% or Floor rate 11.0%+PIK Fixed Interest Rate 1.5%; EOT 2.0%	2,371	n/a	n/a	2,301	2,301	(7)(8)(14)(18)
		Warrant	August 30, 2034	Common Stock; Strike Price $17.28	n/a	47,479	n/a	632	489	(8)(18)
Total Beam Technologies, Inc.					31,964			32,069	32,301

Bestow, Inc.	Finance and Insurance
2700 Commerce St, Ste. 1000 Dallas, TX 75226		Warrant	August 1, 2034	Preferred Series C-2; Strike Price $0.01	n/a	349,793	n/a	1,987	2,388	(16)

BetterLeap, Inc.	Human Resource Technology
55 Francisco St., Ste 800 San Francisco, CA 94133		Warrant	April 20, 2032	Common Stock; Strike Price $2.26152	n/a	88,435	n/a	38	3

BoardRE, Inc.	Real Estate Technology
280 Detroit St. Denver, CO 80206		Secured Loan	June 1, 2026	Variable interest rate Prime + 8.3% or Floor rate 11.5%; EOT 4.5%	2,701	n/a	n/a	2,926	2,867	(7)(13)

Bolb, Inc.	Green Technology
52 Wright Brothers Ave Livermore, CA 94551		Warrant	October 12, 2031	Common Stock; Strike Price $0.07	n/a	181,784	n/a	36	—

Boosted eCommerce, Inc.	Consumer Products & Services
9903 Santa Monica Blvd., Ste 605 Beverly Hills, CA 90212		Warrant	December 14, 2030	Preferred Series A-1; Strike Price $0.8446	n/a	759,263	n/a	259	—	(16)

Busbot, Inc.	Finance and Insurance
111 Town Square Place Suite 1203 #1067 Jersey City, NJ 07310		Secured Loan	October 1, 2026	Variable interest rate SOFR 30 Day Forward + 11.5% or Floor rate 13.5%; EOT 0.0%	10,400	n/a	n/a	10,289	10,289	(7)(9)(11)(20)
		Equity	n/a	Preferred Series B-1	n/a	539,490	n/a	500	287	(9)(11)(16)(20)
		Warrant	April 1, 2034	Common Stock; Strike Price $0.96	n/a	44,133	n/a	85	7	(9)(11)(20)
		Warrant	May 14, 2035	Common Stock; Strike Price $0.36	n/a	13,498	n/a	9	3	(9)(11)(20)
Total Busbot, Inc.					10,400			10,883	10,586

Portfolio Company(1)	Industry	Type of Investment(2)	Maturity Date	Interest Rate(3)	Principal Amount(4)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(5)	Footnotes
B.Well Connected Health, Inc.	Healthcare Technology
145 W Ostend St, Suite 300 Baltimore, MD 21230		Secured Loan	May 1, 2030	Variable interest rate Prime + 4.3% or Floor rate 11.8%; EOT 3.0%	9,400	n/a	n/a	9,244	9,244	(7)(13)(18)
		Warrant	April 10, 2035	Common Stock; Strike Price $0.79	n/a	106,824	n/a	179	180	(18)
Total B.Well Connected Health, Inc.					9,400			9,423	9,424

Cabernet AI, Inc.	Artificial Intelligence & Automation
1434 Spruce Street Suite 100 Boulder, CO 80302		Equity	n/a	SAFE Note	n/a	500	n/a	500	500

Cagent Vascular, Inc.	Medical Devices
150 Strafford Ave Suite 315 Wayne, PA 19087		Secured Loan	February 1, 2030	Variable interest rate Prime + 4.0% or Floor rate 11.3%; EOT 3.0%	4,050	n/a	n/a	4,020	4,146	(7)(8)(18)

Cart.com, Inc.	SaaS
1334 Brittmoore Rd., Ste. 225 Houston, TX 77043		Equity	n/a	Preferred Series C	n/a	11,533	n/a	500	590	(8)(16)
		Warrant	November 17, 2033	Common Stock; Strike Price $15.87	n/a	31,572	n/a	440	829	(8)
Total Cart.com, Inc.					—			940	1,419

Cellares Corporation	Other Healthcare Services
341 Allerton Ave South San Francisco, CA 94080		Secured Loan	February 1, 2027	Variable interest rate Prime + 3.3% or Floor rate 11.8%; EOT 4.0%	47,000	n/a	n/a	46,974	47,675	(7)(18)
		Equipment Financing	September 1, 2029	Fixed interest rate 12.0%; EOT 4.5%	4,099	n/a	n/a	4,143	4,205	(13)(18)
		Equipment Financing	February 1, 2030	Fixed interest rate 12.2%; EOT 4.5%	5,619	n/a	n/a	5,634	5,620	(13)(18)
		Equipment Financing	February 1, 2030	Fixed interest rate 12.5%; EOT 4.5%	3,432	n/a	n/a	3,439	3,431	(13)(18)
		Warrant	August 2, 2034	Common Stock; Strike Price $4.77	n/a	243,868	n/a	841	1,267	(18)
Total Cellares Corporation					60,150			61,031	62,198

Centivo Corporation	Finance and Insurance
199 Scott Street, Suite 800 Buffalo, NY 14204		Secured Loan	August 1, 2029	Variable interest rate Prime + 4.5% or Floor rate 11.3%+PIK Fixed Interest Rate 1.0%; EOT 2.0%	3,784	n/a	n/a	3,719	3,771	(7)(8)(13)(14)(18)
		Secured Loan	August 1, 2029	Variable interest rate Prime + 4.5% or Floor rate 11.3%+PIK Fixed Interest Rate 1.0%; EOT 2.0%	3,770	n/a	n/a	3,590	3,616	(7)(8)(13)(14)(18)
		Secured Loan	August 1, 2029	Variable interest rate Prime + 4.5% or Floor rate 11.3%+PIK Fixed Interest Rate 1.0%; EOT 2.0%	3,765	n/a	n/a	3,599	3,630	(7)(8)(13)(14)(18)
		Secured Loan	August 1, 2029	Variable interest rate Prime + 4.5% or Floor rate 11.3%+PIK Fixed Interest Rate 1.0%; EOT 2.0%	7,509	n/a	n/a	7,163	7,163	(7)(8)(13)(14)(18)
		Secured Loan	August 1, 2029	Variable interest rate Prime + 4.5% or Floor rate 11.3%+PIK Fixed Interest Rate 1.0%; EOT 2.0%	3,752	n/a	n/a	3,574	3,574	(7)(8)(13)(14)(18)

Portfolio Company(1)	Industry	Type of Investment(2)	Maturity Date	Interest Rate(3)	Principal Amount(4)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(5)	Footnotes
		Equity	n/a	Preferred Series B-1	n/a	128,393	n/a	375	320	(8)(16)(18)
		Warrant	July 31, 2034	Common Stock; Strike Price $0.76	n/a	80,578	n/a	67	147	(8)(18)
		Warrant	July 31, 2034	Common Stock; Strike Price $0.76	n/a	80,577	n/a	189	147
		Warrant	July 31, 2034	Common Stock; Strike Price $0.76	n/a	80,578	n/a	164	147
		Warrant	July 31, 2034	Common Stock; Strike Price $0.76	n/a	161,157	n/a	290	296
		Warrant	July 31, 2034	Common Stock; Strike Price $0.76	n/a	80,578	n/a	145	147
Total Centivo Corporation					22,580			22,875	22,958

Cherry Technologies, Inc.	Finance and Insurance
2261 Market St., Suite 4869 San Francisco, CA 94114		Secured Loan	April 1, 2029	Variable interest rate Prime + 2.5% or Floor rate 9.5%; EOT 2.0%	7,235	n/a	n/a	7,506	7,389	(7)(8)(13)(14)(18)
		Secured Loan	April 1, 2029	Variable interest rate Prime + 2.5% or Floor rate 9.5%; EOT 2.0%	7,235	n/a	n/a	7,512	7,379	(7)(8)(13)(14)(18)
Total Cherry Technologies, Inc.					14,470			15,018	14,768

Cirrascale Cloud Services, LLC	Artificial Intelligence & Automation
5775 Kearny Villa Rd San Diego, CA 92123		Equipment Financing	September 1, 2026	Fixed interest rate 12.7%; EOT 4.0%	13,549	n/a	n/a	14,225	14,322	(8)(13)(18)
		Equipment Financing	April 1, 2027	Fixed interest rate 10.2%; EOT 5.0%	12,743	n/a	n/a	13,266	13,292	(8)(13)(18)
Total Cirrascale Cloud Services, LLC					26,292			27,491	27,614

CMR Surgical Limited	Medical Devices
1 Evolution Business Park, Milton Road Cambridge, England CB24 9NG		Secured Loan	April 1, 2030	Variable interest rate Prime + 4.0% or Floor rate 11.0%; EOT 4.0%	30,000	n/a	n/a	29,684	30,559	(7)(9)(13)(18)
		Warrant	March 24, 2030	Ordinary; Strike Price $0.01	n/a	7,680	n/a	124	114	(9)(18)
Total CMR Surgical Limited					30,000			29,808	30,673

Commonwealth Fusion Systems, LLC	Green Technology
148 Sidney St.		Equipment Financing	July 1, 2030	Fixed interest rate 13.0%; EOT 10.0%	3,228	n/a	n/a	3,387	3,459	(8)(13)(18)
Cambridge, MA 02139		Equipment Financing	July 1, 2030	Fixed interest rate 13.2%; EOT 10.0%	9,339	n/a	n/a	9,537	9,764	(8)(13)(18)
		Equipment Financing	July 1, 2029	Fixed interest rate 11.2%; EOT 6.0%	11,674	n/a	n/a	11,721	11,926	(8)(13)(18)
Total Commonwealth Fusion Systems, LLC					24,241			24,645	25,149

Convergent Dental, Inc.	Medical Devices
140 Kendrick St., Ste C110 Needham, MA 02494		Warrant	April 21, 2033	Preferred Series D; Strike Price $1.61	n/a	446,982	n/a	493	129	(8)(16)

Cpacket Networks, Inc.
480 N McCarthy Blvd, Suite 100 Milpitas, CA 95035		Secured Loan	February 1, 2029	Variable interest rate Prime + 4.8% or Floor rate 12.0%+PIK Fixed Interest Rate 1.3%; EOT 3.0%	20,607	n/a	n/a	20,553	20,751	(7)(8)(13)(14)
		Warrant	January 29, 2034	Class B Common; Strike Price $0.36	n/a	499,366	n/a	166	89	(8)
Total Cpacket Networks, Inc.					20,607			20,719	20,840

Portfolio Company(1)	Industry	Type of Investment(2)	Maturity Date	Interest Rate(3)	Principal Amount(4)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(5)	Footnotes
Crowdtap, Inc.	SaaS
625 Broadway, 5th Floor New York, NY 10012		Warrant	December 16, 2025	Preferred Series B; Strike Price $1.09	n/a	442,233	n/a	42	727	(16)
		Warrant	December 11, 2027	Preferred Series B; Strike Price $1.09	n/a	100,000	n/a	9	165	(16)
Total Crowdtap, Inc.					—			51	892

Crusoe Energy Systems LLC	Green Technology
255 Fillmore St. Denver, CO 80206		Equity	n/a	Preferred Series D-1	n/a	11,140	n/a	325	328	(8)(16)(18)

Daily Pay, Inc.	Finance and Insurance
55 Broad St., 29th Floor New York, NY 10004		Warrant	September 30, 2030	Common Stock; Strike Price $3	n/a	89,264	n/a	151	1,823

Dandelion Energy, Inc.	Green Technology
335 Madison Ave., 4th Floor New York, NY 10017		Equipment Financing	July 1, 2025	Fixed interest rate 15.9%; EOT 0.0%	1,361	n/a	n/a	1,361	1,379	(8)(13)

Daring Foods, Inc.	Food and Agriculture Technologies
3505 Helms, Ave. Culver City, CA 90232		Warrant	April 8, 2031	Common Stock; Strike Price $0.27	n/a	68,100	n/a	106	61

Delphinus Medical Technologies, Inc.	Finance and Insurance
45525 Grand River Ave. Novi, MI 48374		Warrant	June 27, 2033	Preferred Series E; Strike Price $0.69	n/a	294,288	n/a	29	16	(8)(16)

Dentologie Enterprises, Inc.	Healthcare Technology
333 N. Green St., Unit 805 Chicago, IL 60607		Warrant	October 14, 2034	Common Stock; Strike Price $0.76	n/a	51,632	n/a	66	133	(8)
		Equity	n/a	Preferred Series B-1	n/a	72,338	n/a	300	300	(8)(16)
Total Dentologie Enterprises, Inc.					—			366	433

DrinkPak, LLC	Food and Agriculture Technologies
21375 Needham Ranch Parkway Santa Clarita, CA 91321		Equipment Financing	September 1, 2026	Fixed interest rate 12.9%; EOT 7.0%	5,252	n/a	n/a	6,177	6,148	(8)(13)(18)
		Warrant	September 13, 2032	Common Stock; Strike Price $19.12	n/a	2,387	n/a	7	52	(8)
		Warrant	February 17, 2033	Common Stock; Strike Price $18.89	n/a	12,010	n/a	26	264	(8)(18)
Total DrinkPak, LLC					5,252			6,210	6,464

Drone Racing League, Inc.	Marketing, Media, and Entertainment
40 West 27th St., 8th Floor New York, NY 10001		Secured Loan	December 1, 2025	Variable interest rate Prime + 7.5% or Floor rate 11.0%; EOT 2.5%	4,729	n/a	n/a	4,938	4,826	(7)
		Warrant	October 17, 2032	Common Stock; Strike Price $6.76	n/a	253,824	n/a	375	—
Total Drone Racing League, Inc.					4,729			5,313	4,826

Dynamics, Inc.	Finance and Insurance
493 Nixon Rd. Cheswick, PA 15024		Equity	n/a	Preferred Series A	n/a	17,726	n/a	390	—	(16)

Portfolio Company(1)	Industry	Type of Investment(2)	Maturity Date	Interest Rate(3)	Principal Amount(4)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(5)	Footnotes
Earthdaily Constellation Holdings, LP	Space Technology
1055 Canada Pl, 30 Vancouver, British Columbia, Canada V6C 0C3		Equipment Financing	January 1, 2029	Fixed interest rate 13.5%; EOT 7.0%	28,200	n/a	n/a	27,315	27,315	(9)(13)(18)
		Warrant	June 10, 2035	Class B Common Stock; Strike Price $0.81	n/a	2,210,342	n/a	1,236	1,288	(9)(18)
					28,200			28,551	28,603

Edblox, Inc.	Education Technology
24 E Washington St Suite 825 Chicago, IL 60602		Secured Loan	April 1, 2029	Variable interest rate Prime + 4.5% or Floor rate 11.8%; EOT 2.5%	15,000	n/a	n/a	14,939	13,617	(7)(8)
		Warrant	March 19, 2034	Common Stock; Strike Price $1.71	n/a	111458	n/a	152	—	(8)
Total Edblox, Inc.					15,000			15,091	13,617

Edeniq, Inc.	Green Technology
2505 N Shirk Rd. Visalia, CA 93291		Warrant	December 23, 2026	Preferred Series B; Strike Price $0.22	n/a	2,685,501	n/a	—	596	(10)(16)(21)
		Warrant	December 23, 2026	Preferred Series B; Strike Price $0.01	n/a	2,184,672	n/a	—	936	(10)(16)(21)
		Warrant	June 29, 2027	Preferred Series C; Strike Price $0.44	n/a	5,106,972	n/a	—	281	(10)(16)(21)
		Warrant	November 2, 2028	Preferred Series C; Strike Price $0.01	n/a	3,850,294	n/a	—	1,825	(10)(16)(21)
		Warrant	November 29, 2031	Preferred Series D; Strike Price $0.01	n/a	154,906,320	n/a	7	8,525	(16)(21)
		Equity	n/a	Preferred Series C	n/a	3,657,487	n/a	—	1,770	(10)(16)(21)
		Equity	n/a	Preferred Series B	n/a	7,807,499	n/a	—	3,422	(10)(16)(21)
		Equity	n/a	Preferred Series D	n/a	133,766,138	n/a	—	9,037	(10)(16)(21)
Total Edeniq, Inc.					—			7	26,392

Electric Hydrogen Co.	Green Technology
835 E. San Carlos Ave., Ste 100 San Carlos, CA 94070		Equipment Financing	April 1, 2026	Fixed interest rate 9.0%; EOT 10.0%	489	n/a	n/a	683	672	(13)
		Equipment Financing	January 1, 2029	Fixed interest rate 12.5%; EOT 15.0%	3,519	n/a	n/a	3,840	3,801	(8)(13)(18)
		Equipment Financing	January 1, 2029	Fixed interest rate 12.6%; EOT 15.0%	2,885	n/a	n/a	3,057	3,062	(8)(13)(18)
		Equipment Financing	October 1, 2028	Fixed interest rate 12.5%; EOT 15.0%	1,754	n/a	n/a	1,844	1,836	(8)(13)(18)
		Equipment Financing	December 1, 2028	Fixed interest rate 11.9%; EOT 15.0%	419	n/a	n/a	436	433	(8)(13)(18)
		Equity	n/a	Preferred Series C	n/a	87,112	n/a	500	303	(16)
Total Electric Hydrogen Co.					9,066			10,360	10,107

Elucent Medical, Inc.	Medical Devices
6509 Flying Cloud Dr, Suite 160 Eden Prairie, MN 55344		Secured Loan	November 30, 2029	Variable interest rate Prime + 3.8% or Floor rate 11.3%; EOT 3.3%	12,150	n/a	n/a	11,983	12,144	(7)(8)(18)
		Warrant	October 31, 2034	Preferred Series C-2; Strike Price $0.2985	n/a	1,628,141	n/a	144	410	(8)(16)(18)
Total Elucent Medical, Inc.					12,150			12,127	12,554

Emerald Cloud, Inc.	Healthcare Technology
844 Dubuque Ave South San Francisco, CA 94080		Equity	n/a	Preferred Series A	n/a	499,999	n/a	500	170	(16)
		Equity	n/a	Preferred Series B-1	n/a	617,890	n/a	129	111	(16)
Total Emerald Cloud, Inc.					—			629	281

Portfolio Company(1)	Industry	Type of Investment(2)	Maturity Date	Interest Rate(3)	Principal Amount(4)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(5)	Footnotes
Emergy, Inc.	Food and Agriculture Technologies
6880 Winchester Cir., Unit D Boulder, CO 80301		Equipment Financing	July 1, 2026	Fixed interest rate 12.7%; EOT 11.5%	3,183	n/a	n/a	3,992	1,401	(17)
		Equipment Financing	July 1, 2027	Fixed interest rate 9.4%; EOT 11.5%	6,183	n/a	n/a	6,970	2,721	(8)(17)
		Equity	n/a	Common Stock	n/a	7,595	n/a	500	—
		Warrant	October 5, 2032	Common Stock; Strike Price $39.6	n/a	4,051	n/a	181	—	(8)
Total Emergy, Inc.					9,366			11,643	4,122

Empower Financial, Inc.	Finance and Insurance
8515 E. Orchard Road Greenwood Village, CO 80111		Secured Loan	May 1, 2028	Variable interest rate Prime + 4.8% or Floor rate 11.5%; EOT 3.8%	11,622	n/a	n/a	11,602	11,739	(7)(8)(13)(18)
		Secured Loan	May 1, 2028	Variable interest rate Prime + 4.8% or Floor rate 11.5%; EOT 3.8%	2,902	n/a	n/a	2,842	2,882	(7)(8)(13)(18)
		Secured Loan	May 1, 2028	Variable interest rate Prime + 4.8% or Floor rate 11.5%; EOT 3.8%	4,353	n/a	n/a	4,260	4,321	(7)(8)(13)(18)
		Secured Loan	May 1, 2028	Variable interest rate Prime + 4.8% or Floor rate 11.5%; EOT 3.8%	4,348	n/a	n/a	4,151	4,200	(7)(8)(13)(18)
		Secured Loan	May 1, 2028	Variable interest rate Prime + 4.8% or Floor rate 11.5%; EOT 3.8%	14,495	n/a	n/a	14,661	14,937	(7)(13)(18)
		Warrant	October 13, 2033	Common Stock; Strike Price $1.43	n/a	404,893	n/a	953	1,713	(8)(18)
		Equity	n/a	Preferred Series C	n/a	2,810,235	n/a	20,000	21,974	(16)
		Equity	n/a	Common Stock	n/a	300,285	n/a	4,023	1,585
Total Empower Financial, Inc.					37,720			62,492	63,351

EPT 16, LLC	Multi-Sector Holdings
600 Steamboat Rd., Suite 202 Greenwich, CT 06830		Equity	n/a	Preferred	n/a	—	n/a	9,215	9,861	(6)(9)(16)(21)

Eqis Capital Management, Inc.	Finance and Insurance
1000 4th St., Ste 650 San Rafael, CA 94901		Secured Loan	July 1, 2026	Variable interest rate Prime + 7.5% or Floor rate 10.8%; EOT 3.0%	6,469	n/a	n/a	6,679	6,618	(7)(13)
		Warrant	June 15, 2032	Preferred Class B; Strike Price $0.01	n/a	904,000	n/a	10	86	(16)
Total Eqis Capital Management, Inc.					6,469			6,689	6,704

Equipment Leasing Services, LLC	Transportation Technology
9977 North 95th Street, Scottsdale, AZ 85258		Equipment Financing	May 1, 2028	Fixed interest rate 10.1%; EOT 12.0%	2,986	n/a	n/a	3,020	3,022	(13)(18)
		Equipment Financing	June 1, 2028	Fixed interest rate 10.0%; EOT 12.0%	2,293	n/a	n/a	2,311	2,311	(13)(18)
Total Equipment Leasing Services, LLC					5,279			5,331	5,333

Eterneva, Inc.	Consumer Products & Services
4115 Friedrich Ln, Ste. 150 Austin, TX 78744		Equipment Financing	June 1, 2026	Fixed interest rate 7.8%; EOT 11.5%	177	n/a	n/a	226	161
		Equipment Financing	October 1, 2026	Fixed interest rate 8.1%; EOT 11.5%	310	n/a	n/a	362	283
		Equipment Financing	January 1, 2027	Fixed interest rate 11.9%; EOT 11.5%	979	n/a	n/a	1,076	892
		Warrant	September 30, 2034	Common Stock; Strike Price $0.48	n/a	833,333	n/a	421	3
Total Eterneva, Inc.					1,466			2,085	1,339

Portfolio Company(1)	Industry	Type of Investment(2)	Maturity Date	Interest Rate(3)	Principal Amount(4)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(5)	Footnotes
Everalbum, Inc.	Artificial Intelligence & Automation
1 Letterman Dr., Building C, Suite 3500 San Francisco, CA 94129		Warrant	July 29, 2026	Class A Common Stock; Strike Price $0.1	n/a	851,063	n/a	25	—

Exer Holdings, LLC	Healthcare Technology
15503 Ventura Blvd. Encino, CA 91436		Warrant	November 19, 2031	Common Stock; Strike Price $527.51	n/a	281	n/a	93	6

Eyelit Technologies, Inc.	SaaS
101 Crawfords Corner Rd Suite 2221 Holmdel, NJ 07733		Secured Loan	November 4, 2029	Variable interest rate SOFR 1 Month Term + 5.8%; EOT 0.0%	4,500	n/a	n/a	4,422	4,569	(7)(13)(18)(19)
		Secured Loan	November 4, 2029	Variable interest rate SOFR 1 Month Term + 5.8%; EOT 0.0%	7,920	n/a	n/a	7,778	8,042	(7)(13)(18)(19)
		Secured Loan	November 4, 2029	Variable interest rate SOFR 1 Month Term + 5.8%; EOT 0.0%	900	n/a	n/a	882	882	(7)(13)(18)(19)
Total Eyelit Technologies, Inc.					13,320			13,082	13,493

Firefly Systems, Inc.	Marketing, Media, and Entertainment
488 8th St. San Francisco, CA 94103		Warrant	January 29, 2030	Common Stock; Strike Price $1.14	n/a	133,147	n/a	282	127

Footprint International Holding, Inc.	Green Technology
250 E. Germann Rd.Gilbert, AZ 85927		Secured Loan	March 1, 2027	Variable interest rate Prime + 7.3% or Floor rate 10.5%; EOT 3.5%	12,757	n/a	n/a	12,948	12,266	(7)(13)
		Secured Loan	March 1, 2027	Variable interest rate Prime + 7.3% or Floor rate 10.5%; EOT 3.5%	12,757	n/a	n/a	12,928	12,243	(7)(13)
		Warrant	February 14, 2030	Common Stock; Strike Price $0.31	n/a	38,171	n/a	9	—
		Warrant	February 18, 2032	Common Stock; Strike Price $0.01	n/a	77,524	n/a	4,246	—
		Warrant	June 23, 2032	Common Stock; Strike Price $0.01	n/a	14,624	n/a	359	—
		Warrant	October 31, 2034	Preferred Class F; Strike Price $25000	n/a	250	n/a	—	—	(16)
Total Footprint International Holding, Inc.					25,514			30,490	24,509

Form Energy, Inc.
30 Dane St Somerville, MA 02143		Equipment Financing	November 1, 2027	Fixed interest rate 12.7%; EOT 3.0%	26,049	n/a	n/a	25,929	26,250	(8)(13)(18)
		Equipment Financing	January 1, 2028	Fixed interest rate 12.5%; EOT 3.0%	6,927	n/a	n/a	6,863	6,936	(8)(13)(18)
		Warrant	October 21, 2034	Common Stock; Strike Price $8.03	n/a	85556	n/a	796	851	(8)(18)
Total Form Energy, Inc.					32,976			33,588	34,037

Portfolio Company(1)	Industry	Type of Investment(2)	Maturity Date	Interest Rate(3)	Principal Amount(4)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(5)	Footnotes
Get Spiffy, Inc.	Transportation Technology
2750 W. Camelback Rd. Phoenix, AZ 85017		Secured Loan	January 14, 2028	Variable interest rate Prime + 4.5% or Floor rate 12.3%; EOT 6.0%	9,187	n/a	n/a	9,374	7,906	(7)(8)
		Equipment Financing	February 1, 2027	Fixed interest rate 12.1%; EOT 4.0%	227	n/a	n/a	236	227	(8)
		Equity	n/a	Preferred Series A-2	n/a	16,024,208	n/a	31	58	(8)(16)
		Warrant	July 14, 2033	Common Stock; Strike Price $0.7	n/a	874,527	n/a	408	—	(8)
Total Get Spiffy, Inc.					9,414			10,049	8,191

GoFor Delivers, Inc.	Supply Chain Technology
360 Kirkwood Ave. Ottawa, ON, Canada K1Z8P1		Secured Loan	July 1, 2028	Variable interest rate Prime + 3.5% or Floor rate 12.0%; EOT 2.5%	6,000	n/a	n/a	6,048	5,839	(7)(9)(21)
		Equity	n/a	Series 2 Seed	n/a	194,329	n/a	660	977	(9)(21)
Total GoFor Delivers, Inc.					6,000			6,708	6,816

Grabit Interactive Media, Inc.	Marketing, Media, and Entertainment
10900 Research Blvd., Ste. 160C Austin, TX 78759		Secured Loan	November 1, 2026	Variable interest rate Prime + 7.5% or Floor rate 10.8%; EOT 2.5%	2,386	n/a	n/a	2,479	2,445	(7)(13)
		Warrant	April 8, 2034	Preferred Series A; Strike Price $1	n/a	142,828	n/a	40	29	(16)
Total Grabit Interactive Media, Inc.					2,386			2,519	2,474

Gravie, Inc.	Finance and Insurance
10 NE 2nd Street, Suite #300 Minneapolis, MN 55413		Secured Loan	July 1, 2029	Variable interest rate Prime + 4.5% or Floor rate 13.0%; EOT 2.5%	15,980	n/a	n/a	15,767	15,547	(7)(8)(13)(18)
		Warrant	June 4, 2034	Common Stock; Strike Price $2.68	n/a	123,816	n/a	293	9	(8)(18)
Total Gravie, Inc.					15,980			16,060	15,556

GrubMarket, Inc.	Food and Agriculture Technologies
1925 Jerrold Ave San Francisco, CA 94124		Warrant	June 15, 2030	Common Stock; Strike Price $1.1	n/a	405,000	n/a	115	7,291

Gtxcel, Inc.	SaaS
2855 Telegraph Ave., Suite 600 Berkeley, CA 94705		Warrant	September 24, 2025	Preferred Series C; Strike Price $0.21	n/a	1,000,000	n/a	83	—	(16)
		Warrant	September 24, 2025	Preferred Series D; Strike Price $0.21	n/a	1,000,000	n/a	83	—	(16)
Total Gtxcel, Inc.					—			166	—

Hadrian Automation Inc.	Space Technology
12605 S. Van Ness Ave. Hawthorne, CA 90250		Equipment Financing	September 1, 2025	Fixed interest rate 12.6%; EOT 0.0%	43	n/a	n/a	43	44	(13)
		Equipment Financing	November 1, 2025	Fixed interest rate 12.9%; EOT 0.0%	702	n/a	n/a	702	719	(13)
		Equipment Financing	January 1, 2026	Fixed interest rate 14.3%; EOT 0.0%	665	n/a	n/a	664	682	(13)
		Equipment Financing	March 1, 2026	Fixed interest rate 15.2%; EOT 0.0%	1,426	n/a	n/a	1,424	1,467	(8)(13)
		Equipment Financing	June 1, 2026	Fixed interest rate 15.0%; EOT 0.0%	427	n/a	n/a	425	438	(8)(13)
		Equipment Financing	December 1, 2026	Fixed interest rate 15.5%; EOT 0.0%	215	n/a	n/a	215	222	(8)(13)(18)
		Equipment Financing	March 1, 2027	Fixed interest rate 15.7%; EOT 0.0%	707	n/a	n/a	706	730	(8)(13)(18)
		Equipment Financing	September 1, 2027	Fixed interest rate 17.7%; EOT 0.0%	399	n/a	n/a	398	414	(8)(13)(18)

Portfolio Company(1)	Industry	Type of Investment(2)	Maturity Date	Interest Rate(3)	Principal Amount(4)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(5)	Footnotes
		Equipment Financing	June 1, 2028	Fixed interest rate 17.6%; EOT 0.0%	1,135	n/a	n/a	1,131	1,168	(8)(13)(18)
		Equity	n/a	Preferred A-4	n/a	53,154	n/a	500	458	(16)
		Equity	n/a	Preferred B-1	n/a	31,831	n/a	300	274	(8)(16)
Total Hadrian Automation Inc.					5,719			6,508	6,616

Happiest Baby, Inc.	Consumer Products & Services
3115 South La Cienega Blvd. Los Angeles, CA 90016		Warrant	May 16, 2029	Common Stock; Strike Price $0.33	n/a	182,554	n/a	193	—

Hermeus Corporation	Space Technology
3960 Dekalb Technology Pkwy Atlanta, GA 30340		Warrant	August 9, 2032	Common Stock; Strike Price $6.24	n/a	19,286	n/a	144	131	(8)(18)

Hi-Power, LLC	Green Technology
200 Braddock Ave. Turtle Creek, PA 15145		Equipment Financing	April 1, 2026	Fixed interest rate 14.7%; EOT 1.0%	1,080	n/a	n/a	1,118	1,137	(13)

Hologram, Inc.	Artificial Intelligence & Automation
1N LaSalle St., Suite 850 Chicago, IL 60602		Warrant	January 27, 2030	Common Stock; Strike Price $0.26	n/a	193,054	n/a	49	76

Homelight, Inc.	Real Estate Technology
1375 N. Scottsdale Rd., Ste. 140 Scottsdale, AZ 85257		Warrant	June 23, 2032	Common Stock; Strike Price $18.4	n/a	5,434	n/a	1	4

Hometown Ticketing, Inc.	SaaS
4305 W Dublin Granville Rd Dublin, OH 43017		Secured Loan	November 25, 2029	Variable interest rate SOFR 3 Month Term + 7.7%; EOT 0.0%	24,785	n/a	n/a	24,348	24,937	(7)(18)

Hospitalists Now, Inc.	Healthcare Technology
7500 Rialto Blvd., Building 1, Suite 140 Austin, TX 78735		Warrant	March 30, 2026	Preferred Series D-2; Strike Price $5.89	n/a	135,807	n/a	71	18	(16)
		Warrant	December 6, 2026	Preferred Series D-2; Strike Price $5.89	n/a	750,000	n/a	391	102	(16)
Total Hospitalists Now, Inc.					—			462	120

Impulse Space, Inc.	Space Technology
2651 Manhattan Beach Blvd Redondo Beach, CA 90278		Equipment Financing	July 1, 2027	Fixed interest rate 12.7%; EOT 3.0%	942	n/a	n/a	950	964	(8)(13)(18)
		Equipment Financing	October 1, 2027	Fixed interest rate 12.5%; EOT 3.0%	759	n/a	n/a	759	772	(8)(13)(18)
		Equipment Financing	January 1, 2028	Fixed interest rate 12.9%; EOT 3.0%	745	n/a	n/a	737	755	(8)(13)(18)
		Equipment Financing	March 1, 2028	Fixed interest rate 12.6%; EOT 3.0%	848	n/a	n/a	837	848	(8)(13)(18)
		Equipment Financing	July 1, 2028	Fixed interest rate 12.8%; EOT 3.0%	1,275	n/a	n/a	1,246	1,246	(13)(18)
		Warrant	June 18, 2034	Common Stock; Strike Price $1.91	n/a	58,064	n/a	234	1,376	(8)(18)
		Equity	n/a	Preferred Series B	n/a	23,240	n/a	325	656	(8)(16)(18)
		Equity	n/a	Preferred Series C	n/a	8,503	n/a	325	330	(8)(16)(18)
Total Impulse Space, Inc.					4,569			5,413	6,947

Portfolio Company(1)	Industry	Type of Investment(2)	Maturity Date	Interest Rate(3)	Principal Amount(4)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(5)	Footnotes
Incontext Solutions, Inc.	Marketing, Media, and Entertainment
300 W Adams St, Suite 600 Chicago, IL 60606		Secured Loan	September 1, 2025	Fixed interest rate 11.8%; EOT 11.4%	476	n/a	n/a	1,626	1,569
		Warrant	September 28, 2028	Common Stock; Strike Price $220.815	n/a	2,219	n/a	34	—
Total Incontext Solutions, Inc.					476			1,660	1,569

Inshur, Inc.	Finance and Insurance
315 W36th Street New York, NY 10018		Secured Loan	July 1, 2030	Variable interest rate Prime + 4.0% or Floor rate 11.0%; EOT 2.5%	25,000	n/a	n/a	24,529	24,529	(7)
		Warrant	June 10, 2035	Common Stock; Strike Price $6.05	n/a	32,049	n/a	234	221
Total Inshur, Inc.					25,000			24,763	24,750

Intelligent Brands, Inc.	Food and Agriculture Technologies
901 Sam Rayburn Hwy. Melissa, TX 75454		Warrant	October 5, 2027	Common Stock; Strike Price $21.42	n/a	103,636	n/a	111	—
		Warrant	December 29, 2032	Common Stock; Strike Price $3.17	n/a	33,348	n/a	546	—
Total Intelligent Brands, Inc.					—			657	—

K2View Inc.	Artificial Intelligence & Automation
6 Hayetsira Street, 2069202 Yokneam, IL		Secured Loan	June 1, 2030	Variable interest rate Prime + 4.0% or Floor rate 11.5%; EOT 2.5%	15,000	n/a	n/a	14,713	14,713	(7)
		Warrant	May 30, 2035	Ordinary; Strike Price $1.38	n/a	252,050	n/a	150	151
Total K2View Inc.					15,000			14,863	14,864

Kafene, Inc.	Finance and Insurance
44 W 28th St Floor 17 New York, NY 10001		Secured Loan	February 1, 2029	Variable interest rate Prime + 4.0% or Floor rate 13.0%; EOT 1.0%	12,500	n/a	n/a	12,625	12,638	(7)(13)
		Warrant	January 5, 2034	Common Stock; Strike Price $4.03	n/a	44,448	n/a	58	461
Total Kafene, Inc.					12,500			12,683	13,099

Knockaway, Inc.	Real Estate Technology
309 East Paces Ferry Rd. NE #400 Atlanta, GA 30305		Secured Loan	September 1, 2028	Fixed interest rate 10.2%; EOT 0.0%	23,644	n/a	n/a	20,800	20,016	(7)(13)(21)
		Secured Loan	December 27, 2026	Variable interest rate SOFR 30 Day Forward + 9.3% or Floor rate 13.8%; EOT 0.0%	43,603	n/a	n/a	43,589	43,589	(7)(9)(11)(20)(21)
		Secured Loan	May 14, 2027	Fixed interest rate 4.0%; EOT 0.0%	1,600	n/a	n/a	1,600	1,600	(15)(21)
		Warrant	May 24, 2029	Common Stock; Strike Price $85.27	n/a	880	n/a	209	—	(21)
		Warrant	November 10, 2031	Common Stock; Strike Price $2.2	n/a	16,350	n/a	265	—	(21)
		Warrant	September 29, 2033	Common Stock; Strike Price $0.01	n/a	2,804,355	n/a	—	—	(21)
		Warrant	December 6, 2033	Preferred Series AA; Strike Price $0.01	n/a	457,778	n/a	—	—	(11)(16)(20)(21)
		Warrant	September 16, 2034	Preferred Series BB; Strike Price $0.0001	n/a	93,951,849	n/a	2,391	820	(16)(21)
		Warrant	September 27, 2033	Preferred Series AA-1; Strike Price $0.089896	n/a	5,084,804	n/a	—	—	(16)(21)

Portfolio Company(1)	Industry	Type of Investment(2)	Maturity Date	Interest Rate(3)	Principal Amount(4)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(5)	Footnotes
		Equity	n/a	Common Stock	n/a	30,458	n/a	501	—	(21)
		Equity	n/a	Preferred Series AA	n/a	2,956,224	n/a	250	4	(16)(21)
		Equity	n/a	Preferred Series BB	n/a	97,866,510	n/a	2,500	863	(16)(21)
		Equity	n/a	Preferred Series AA-1	n/a	3,409,997	n/a	—	1	(16)(21)
Total Knockaway, Inc.					68,847			72,105	66,893

Kymeta Corporation	Space Technology
12277 134th Court NE Redmond, WA 98052		Secured Loan	August 1, 2029	Variable interest rate Prime + 4.0% or Floor rate 12.5%; EOT 3.0%	7,900	n/a	n/a	7,658	7,834	(7)(8)(13)(18)
		Secured Loan	August 1, 2029	Variable interest rate Prime + 4.0% or Floor rate 12.5%; EOT 3.0%	7,900	n/a	n/a	7,826	7,826	(7)(8)(13)(18)
		Warrant	July 3, 2034	Common Stock; Strike Price $0.11	n/a	3,995,407	n/a	331	470	(8)(18)
Total Kymeta Corporation					15,800			15,815	16,130

Lark Technologies, Inc.	Healthcare Technology
2570 W. El Camino Real, Suite 100 Mountain View, CA 94040		Warrant	September 30, 2030	Common Stock; Strike Price $1.757	n/a	76,231	n/a	177	1
		Warrant	June 30, 2031	Common Stock; Strike Price $1.757	n/a	79,325	n/a	258	1
		Warrant	December 22, 2032	Common Stock; Strike Price $2.49	n/a	97,970	n/a	58	1
		Equity	n/a	Preferred Series D	n/a	32,416	n/a	500	43	(16)
Total Lark Technologies, Inc.					—			993	46

Lendflow, Inc.	Finance and Insurance
2222 Rio Grande St BLDG B STE 110, Austin, TX 78705		Secured Loan	May 1, 2030	Variable interest rate Prime + 4.5% or Floor rate 12.0%; EOT 2.7%	3,760	n/a	n/a	3,692	3,692	(7)(13)(18)
		Warrant	April 24, 2035	Common Stock; Strike Price $0.7	n/a	158,099	n/a	146	145	(18)
Total Lendflow, Inc.					3,760			3,838	3,837

Lightforce Orthodontics, Inc.	Medical Devices
44 3rd Ave Burlington, MA 01803		Secured Loan	August 6, 2029	Variable interest rate Prime + 4.3% or Floor rate 11.8%; EOT 4.0%	28,200	n/a	n/a	27,972	28,190	(7)(18)
		Secured Loan	August 6, 2029	Variable interest rate Prime + 4.3% or Floor rate 11.8%; EOT 4.0%	4,700	n/a	n/a	4,661	4,698	(7)(18)
		Warrant	August 6, 2034	Preferred Series D; Strike Price $18.0115	n/a	62,627	n/a	249	95	(16)(18)
		Warrant	August 6, 2034	Preferred Series D; Strike Price $18.0115	n/a	10,438	n/a	37	15	(16)(18)
Total Lightforce Orthodontics, Inc.					32,900			32,919	32,998

Lucidworks, Inc.	SaaS
340 Brannan St., Suite 400 San Francisco, CA 94107		Warrant	June 27, 2026	Preferred Series D; Strike Price $0.77	n/a	619,435	n/a	806	504	(16)

Portfolio Company(1)	Industry	Type of Investment(2)	Maturity Date	Interest Rate(3)	Principal Amount(4)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(5)	Footnotes
Macrofab, Inc.	Supply Chain Technology
2000 W Governors Cir., Ste F Houston, TX 77092		Secured Loan	August 1, 2027	Variable interest rate Prime + 5.5% or Floor rate 13.3%; EOT 4.5%	19,495	n/a	n/a	20,279	18,906	(7)(13)
		Warrant	July 21, 2035	Common Stock; Strike Price $0.01	n/a	311,176	n/a	166	2
		Warrant	January 29, 2034	Preferred C-1; Strike Price $0.01	n/a	392,157	n/a	254	89	(16)
		Warrant	April 11, 2036	Common Stock; Strike Price $0.01	n/a	161,006	n/a	64	1
		Warrant	July 21, 2035	Preferred C-1; Strike Price $0.01	n/a	311,177	n/a	166	70	(16)
		Warrant	April 11, 2036	Preferred C-1; Strike Price $0.01	n/a	161,007	n/a	64	36	(16)
		Warrant	January 14, 2035	Preferred C-1; Strike Price $0.01	n/a	247,173	n/a	151	56	(16)
		Equity	n/a	Preferred C-1	n/a	247,173	n/a	500	58	(16)
Total Macrofab, Inc.					19,495			21,644	19,218

Madison Reed, Inc.	Consumer Products & Services
430 Shotweel St. San Francisco, CA 94110		Warrant	March 23, 2027	Preferred Series C; Strike Price $2.57	n/a	194,553	n/a	185	257	(16)
		Warrant	July 18, 2028	Common Stock; Strike Price $0.99	n/a	43,158	n/a	71	86
		Warrant	June 30, 2029	Common Stock; Strike Price $1.23	n/a	36,585	n/a	56	69
Total Madison Reed, Inc.					—			312	412

Mainspring Energy, Inc.	Green Technology
3601 Haven Ave. Menlo Park, CA 94025		Warrant	July 9, 2029	Common Stock; Strike Price $1.15	n/a	140186	n/a	283	229
		Warrant	November 20, 2030	Common Stock; Strike Price $1.15	n/a	81,294	n/a	226	133
		Warrant	March 18, 2032	Common Stock; Strike Price $1.66	n/a	137,692	n/a	344	211
		Equity	n/a	Preferred Series E-1	n/a	65,614	n/a	500	251	(16)
Total Mainspring Energy, Inc.					—			1,353	824

Maple Raptor Acquisition Inc.	Real Estate Technology
40b Front Street S Thorold, ON L2V 1W9 Canada		Secured Loan	April 26, 2030	Variable interest rate CORRA 3 Month Term + 9.4%; EOT 0.0%	19,856	n/a	n/a	19,421	19,421	(7)(9)(19)

Maxwell Financial Labs, Inc.	Real Estate Technology
518 17th St., Suite 950 Denver, CO 80202		Secured Loan	April 1, 2026	Variable interest rate Prime + 6.0% or Floor rate 10.0%; EOT 5.0%	15,000	n/a	n/a	15,700	15,418	(7)(13)
		Secured Loan	October 2, 2026	Fixed interest rate 6.0%; EOT 0.0%	187	n/a	n/a	187	192
		Warrant	October 8, 2030	Common Stock; Strike Price $0.29	n/a	106,735	n/a	20	3
		Warrant	December 22, 2030	Common Stock; Strike Price $0.29	n/a	110,860	n/a	34	5
		Warrant	September 30, 2031	Common Stock; Strike Price $1.04	n/a	79,135	n/a	148	2
		Warrant	May 10, 2034	Common Stock; Strike Price $0.27	n/a	303,562	n/a	83	13
		Warrant	May 10, 2034	Common Stock; Strike Price $0.27	n/a	303,562	n/a	91	13
		Warrant	May 10, 2034	Common Stock; Strike Price $0.27	n/a	308,162	n/a	13	13
		Equity	n/a	Preferred Series B	n/a	84,998	n/a	313	27	(16)
		Equity	n/a	Preferred Series B-1	n/a	229,972	n/a	365	113	(16)
		Equity	n/a	Preferred Series B-2	n/a	32,839	n/a	121	91	(16)
		Equity	n/a	Common Stock	n/a	17,804	n/a	66	1
Total Maxwell Financial Labs, Inc.					15,187			17,141	15,891

Portfolio Company(1)	Industry	Type of Investment(2)	Maturity Date	Interest Rate(3)	Principal Amount(4)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(5)	Footnotes
Medical Sales Training Holding Company	Education Technology
10004 Park Meadows Dr., Suite 214 Alone Tree, CO 80124		Secured Loan	September 30, 2025	Variable interest rate Prime + 8.8% or Floor rate 12.0%; EOT 6.3%	5,175	n/a	n/a	5,547	3,817	(7)(17)
		Secured Loan	September 30, 2025	Variable interest rate Prime + 8.8% or Floor rate 12.0%; EOT 6.3%	1,825	n/a	n/a	1,944	1,346	(7)(17)
		Warrant	March 18, 2031	Common Stock; Strike Price $7.735	n/a	130,853	n/a	108	—
		Warrant	April 17, 2034	Common Stock; Strike Price $7.735	n/a	32,493	n/a	73	—
		Warrant	December 18, 2034	Common Stock; Strike Price $7.735	n/a	21,444	n/a	4	—
Total Medical Sales Training Holding Company					7,000			7,676	5,163

Mesa Financial, Inc.	Finance and Insurance
1905 15th Street, #338 Boulder, CO 80306 Mesa Financial, Inc.		Secured Loan	February 28, 2027	Variable interest rate SOFR 30 Day Forward + 10.3% or Floor rate 13.0%; EOT 0.0%	11,626	n/a	n/a	11,481	11,481	(7)(9)(11)(20)
		Warrant	August 29, 2034	Common Stock; Strike Price $0.73	n/a	62422	n/a	28	26	(9)(11)(20)
					11,626			11,509	11,507

Mesa Financing I, LLC	Finance and Insurance
3018 Sunbridge Dr BLDG 9 Austin, TX 78741 Mesa Financing I, LLC		Secured Loan	May 7, 2028	Variable interest rate SOFR 1 Month Term + 10.8% or Floor rate 12.8%; EOT 0.0%	2,372	n/a	n/a	2,345	2,345	(7)(9)(11)(20)
		Warrant	May 7, 2035	Common Stock; Strike Price $0.01	n/a	22519	n/a	8	8	(9)(11)(20)
					2,372			2,353	2,353

Metabolon, Inc.	Other Healthcare Services
617 Davis Drive, Suite 100 Morrisville, NC 27560		Secured Loan	April 1, 2029	Variable interest rate Prime + 2.5% or Floor rate 10.0%+PIK Fixed Interest Rate 3.0%; EOT 4.8%	43,793	n/a	n/a	43,323	43,628	(7)(14)
		Secured Loan	April 1, 2029	Variable interest rate Prime + 2.5% or Floor rate 10.0%+PIK Fixed Interest Rate 3.0%; EOT 4.8%	5,114	n/a	n/a	5,079	5,033	(7)(14)
		Secured Loan	April 1, 2029	Variable interest rate Prime + 2.5% or Floor rate 10.0%+PIK Fixed Interest Rate 3.0%; EOT 4.8%	2,537	n/a	n/a	2,504	2,484	(7)(14)
		Warrant	March 28, 2034	Preferred Series 3; Strike Price $0.65	n/a	2288461	n/a	644	299	(16)
		Warrant	March 28, 2034	Preferred Series 3; Strike Price $0.65	n/a	384615	n/a	33	50	(16)
		Warrant	March 28, 2034	Preferred Series 3; Strike Price $0.65	n/a	192308	n/a	23	25	(16)
Total Metabolon, Inc.					51,444			51,606	51,519

Moxe Health Corporation	Healthcare Technology
228 North Henry St., Ste. #3003 Madison, WI 53703		Secured Loan	January 1, 2028	Variable interest rate Prime + 5.5% or Floor rate 13.0%; EOT 4.8%	12,500	n/a	n/a	12,630	12,575	(7)
		Warrant	December 29, 2033	Preferred Series B; Strike Price $3.62	n/a	155,438	n/a	135	46	(16)
Total Moxe Health Corporation					12,500			12,765	12,621

Portfolio Company(1)	Industry	Type of Investment(2)	Maturity Date	Interest Rate(3)	Principal Amount(4)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(5)	Footnotes
Neurolens, Inc.	Medical Devices
1234 Lakeshore Dr., Ste. 200 Coppell, TX 75019		Secured Loan	October 1, 2028	Variable interest rate Prime + 3.5% or Floor rate 11.5%; EOT 3.0%	20,000	n/a	n/a	20,070	20,685	(7)
		Secured Loan	October 1, 2028	Variable interest rate Prime + 3.5% or Floor rate 11.5%; EOT 3.0%	15,000	n/a	n/a	14,911	15,037	(7)
Total Neurolens, Inc.					35,000			34,981	35,722

Neuros Medical, Inc.	Medical Devices
26800 Aliso Viego Parkway, Ste. 250 Aliso Vieo, CA 926656		Secured Loan	September 1, 2027	Variable interest rate Prime + 6.0% or Floor rate 14.3%; EOT 4.5%	6,000	n/a	n/a	6,090	6,095	(7)(8)(13)
		Secured Loan	September 1, 2027	Variable interest rate Prime + 6.0% or Floor rate 14.3%; EOT 4.5%	3,000	n/a	n/a	3,003	2,977	(7)(8)(13)
		Warrant	August 10, 2033	Preferred Series C; Strike Price $0.38	n/a	798,085	n/a	71	73	(8)(16)
		Warrant	August 10, 2033	Preferred Series C; Strike Price $0.3759	n/a	399,042	n/a	39	37	(8)(16)
Total Neuros Medical, Inc.					9,000			9,203	9,182

Nexii Building Solutions, Inc.	Construction Technology
595 Burrard St., PO Box 49369 Vancouver, BC, V7X 1L4, CANADA		Secured Loan	July 1, 2027	Fixed interest rate 10.0%; EOT 0.0%	365	n/a	n/a	365	374	(9)(21)
		Equity	n/a	Preferred Series A-1	n/a	6,126	n/a	3,049	384	(9)(16)(21)
		Equity	n/a	Preferred Series A-1	n/a	50,000	n/a	1,370	3,140	(9)(16)(21)
Total Nexii Building Solutions, Inc.					365			4,784	3,898

NextCar Holding Company, Inc.	Transportation Technology
225 Santa Monica Blvd., 12th Floor Santa Monica, CA 90401		Secured Loan	September 30, 2025	Variable interest rate Prime + 5.8% or Floor rate 9.0%; EOT 2.0%	2,224	n/a	n/a	2,486	563	(7)(17)
		Secured Loan	September 30, 2025	Variable interest rate Prime + 5.8% or Floor rate 9.0%; EOT 2.0%	2,274	n/a	n/a	2,379	575	(7)(17)
		Secured Loan	September 30, 2025	Variable interest rate Prime + 5.8% or Floor rate 9.0%; EOT 2.0%	2,843	n/a	n/a	2,974	719	(7)(17)
		Secured Loan	September 30, 2025	Variable interest rate Prime + 5.8% or Floor rate 9.0%; EOT 2.0%	3,411	n/a	n/a	3,569	863	(7)(17)
		Secured Loan	September 30, 2025	Variable interest rate Prime + 5.8% or Floor rate 9.0%; EOT 2.0%	2,843	n/a	n/a	2,974	719	(7)(17)
		Secured Loan	September 30, 2025	Variable interest rate Prime + 5.8% or Floor rate 9.0%; EOT 2.0%	2,843	n/a	n/a	2,974	719	(7)(17)
		Secured Loan	September 30, 2025	Variable interest rate Prime + 5.8% or Floor rate 9.0%; EOT 2.0%	5,685	n/a	n/a	5,948	1,439	(7)(17)
		Secured Loan	September 30, 2025	Variable interest rate Prime + 5.8% or Floor rate 9.0%; EOT 2.0%	2,843	n/a	n/a	2,974	719	(7)(17)
		Equity	n/a	Preferred Series A-6	n/a	2,688,971	n/a	—	—	(16)
		Warrant	December 14, 2026	Class A Common; Strike Price $64.42	n/a	6,211	n/a	35	—	(12)
		Warrant	February 23, 2027	Class A Common; Strike Price $64.42	n/a	486	n/a	3	—	(12)
		Warrant	March 16, 2027	Class A Common; Strike Price $64.42	n/a	583	n/a	3	—	(12)
		Warrant	September 29, 2027	Preferred Stock; Strike Price $0.2212	n/a	1,224,752	n/a	170	—	(12)(16)
		Warrant	April 18, 2027	Class A Common; Strike Price $64.42	n/a	5,336	n/a	7	—	(12)
Total NextCar Holding Company, Inc.					24,966			26,496	6,316

Portfolio Company(1)	Industry	Type of Investment(2)	Maturity Date	Interest Rate(3)	Principal Amount(4)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(5)	Footnotes
Nomad Health, Inc.	Human Resource Technology
335 Madison Avenue, Suite 5A New York, NY 10017		Secured Loan	December 1, 2026	Variable interest rate Prime + 5.5% or Floor rate 9.3%; EOT 4.0%	33,056	n/a	n/a	34,088	27,281	(7)(13)(14)
		Secured Loan	December 1, 2026	Fixed interest rate 10.0%; EOT 0.0%	500	n/a	n/a	500	445
		Equity	n/a	Common Stock	n/a	37,920	n/a	500	—
Total Nomad Health, Inc.					33,556			35,088	27,726

Nucleus RadioPharma, Inc.	Supply Chain Technology
130 Harbour Place Drive, Suite 340 Davidson, NC 28036		Equipment Financing	June 1, 2027	Fixed interest rate 11.8%; EOT 4.0%	299	n/a	n/a	307	311	(8)(13)
		Equipment Financing	January 1, 2028	Fixed interest rate 12.3%; EOT 4.0%	1,448	n/a	n/a	1,454	1,465	(8)(13)
		Warrant	June 4, 2034	Common Stock; Strike Price $1.99	n/a	43,636	n/a	69	29	(8)
Total Nucleus RadioPharma, Inc.					1,747			1,830	1,805

Ogee, Inc.	Consumer Products & Services
1 Lawson Lane, Ste. 130 Burlington, VT 05401		Secured Loan	March 1, 2027	Variable interest rate Prime + 5.8% or Floor rate 12.0%; EOT 3.8%	4,700	n/a	n/a	4,786	4,784	(7)(13)(18)
		Secured Loan	March 1, 2027	Variable interest rate Prime + 5.8% or Floor rate 12.0%; EOT 3.8%	4,700	n/a	n/a	4,764	4,795	(7)(13)(18)
		Secured Loan	March 1, 2027	Variable interest rate Prime + 5.8% or Floor rate 12.0%; EOT 3.8%	4,700	n/a	n/a	4,686	4,697	(7)(13)(18)
		Warrant	February 14, 2033	Preferred Series A-3; Strike Price $0.68	n/a	243,668	n/a	54	760	(16)(18)
		Warrant	February 14, 2033	Preferred Series A-3; Strike Price $0.68	n/a	243,668	n/a	49	760	(16)(18)
		Warrant	August 1, 2034	Preferred Series A-3; Strike Price $0.6751	n/a	243,668	n/a	104	760	(16)(18)
Total Ogee, Inc.					14,100			14,443	16,556

Okami Medical, Inc.	Medical Devices
8 Argonaut, Suite 100 Aliso Viejo, CA 92656		Secured Loan	July 1, 2030	Variable interest rate Prime + 3.8% or Floor rate 10.5%; EOT 2.0%	4,400	n/a	n/a	4,310	4,310	(7)(13)(18)
		Warrant	June 24, 2035	Preferred Series F-1; Strike Price $2.855	n/a	38529	n/a	46	67	(16)(18)
Total Okami Medical, Inc.					4,400			4,356	4,377

Openly Holdings Corp.	Finance and Insurance
131 Dartmouth St, 3rd Floor Boston, MA 02116		Equity	n/a	Preferred Series D-1	n/a	44,725	n/a	500	543	(16)

Orchard Technologies, Inc.	Real Estate Technology
31 West 27th St., 4th Floor New York, NY 10001		Secured Loan	January 1, 2029	Variable interest rate Prime + 10.0% or Floor rate 17.0%; EOT 4.0%	28,540	n/a	n/a	29,562	24,805	(7)
		Warrant	February 12, 2034	Preferred Series 1; Strike Price $0.01	n/a	228,000	n/a	—	120	(16)
		Warrant	February 12, 2034	Preferred Series 1; Strike Price $0.01	n/a	228,000	n/a	126	120	(16)
		Equity	n/a	Preferred Series 2	n/a	2938	n/a	29	—	(16)
		Equity	n/a	Preferred Series 1	n/a	97060	n/a	971	52	(16)
		Equity	n/a	Preferred Series 1	n/a	3009	n/a	1	2	(16)
		Equity	n/a	SAFE Note	n/a	10900	n/a	5	5
Total Orchard Technologies, Inc.					28,540			30,694	25,104	-

Portfolio Company(1)	Industry	Type of Investment(2)	Maturity Date	Interest Rate(3)	Principal Amount(4)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(5)	Footnotes
Parafin, Inc.	Finance and Insurance
301 Howard St. Suite 1500 San Francisco, CA 94105		Secured Loan	December 21, 2026	Variable interest rate SOFR 1 Month Term + 10.8% or Floor rate 12.8%; EOT 0.0%	21,758	n/a	n/a	21,528	21,528	(7)(9)(11)(20)
		Secured Loan	January 25, 2027	Variable interest rate SOFR 1 Month Term + 10.8% or Floor rate 13.8%; EOT 0.0%	15,829	n/a	n/a	15,671	15,671	(7)(9)(11)(20)
		Warrant	February 16, 2034	Common Stock; Strike Price $7.09	n/a	24616	n/a	118	304	(9)(11)(20)
		Warrant	July 25, 2034	Common Stock; Strike Price $7.09	n/a	24641	n/a	108	304	(9)(11)(20)
		Warrant	December 23, 2034	Common Stock; Strike Price $11.14	n/a	3657	n/a	49	39	(9)(11)(20)
Total Parafin, Inc.					37,587			37,474	37,846

PatientFi, Inc.	Finance and Insurance
PO Box 50903 Irvine, CA 92619		Secured Loan	April 1, 2030	Variable interest rate Prime + 3.5% or Floor rate 10.5%; EOT 2.5%	9,400	n/a	n/a	9,203	9,279	(7)(13)(18)
		Warrant	March 14, 2035	Preferred Series B; Strike Price $3.1018	n/a	100,586	n/a	139	160	(16)(18)
Total PatientFi, Inc.					9,400			9,342	9,439

Paytient Technologies, Inc.	Healthcare Technology
3601 Endeavor Ave, Suite 109 Columbia, MO 65201		Secured Loan	June 1, 2030	Variable interest rate Prime + 3.8% or Floor rate 10.8%; EOT 3.0%	11,750	n/a	n/a	11,466	11,466	(7)(13)(18)
		Warrant	May 27, 2035	Common Stock; Strike Price $1.01	n/a	45,141	n/a	62	61	(18)
Total Paytient Technologies, Inc.					11,750			11,528	11,527

PebblePost, Inc.	Marketing, Media, and Entertainment
400 Lafayette St., 2nd Floor New York, NY 10003		Warrant	May 7, 2031	Common Stock; Strike Price $0.517	n/a	657,343	n/a	68	600

Pendulum Therapeutics, Inc.	Biotechnology
933 20th St. San Francisco, CA 94107		Secured Loan	July 1, 2026	Variable interest rate Prime + 6.8% or Floor rate 10.0%; EOT 4.0%	4,292	n/a	n/a	4,170	4,180	(7)(13)
		Secured Loan	July 1, 2026	Variable interest rate Prime + 6.8% or Floor rate 10.0%; EOT 4.0%	4,581	n/a	n/a	4,436	4,459	(7)(13)
		Secured Loan	July 1, 2026	Variable interest rate Prime + 6.8% or Floor rate 10.0%; EOT 4.0%	4,722	n/a	n/a	4,567	4,595	(7)(13)
		Secured Loan	July 1, 2026	Variable interest rate Prime + 6.8% or Floor rate 10.0%; EOT 4.0%	5,000	n/a	n/a	4,824	4,861	(7)(13)
		Secured Loan	July 1, 2026	Variable interest rate Prime + 6.8% or Floor rate 10.0%; EOT 4.0%	5,000	n/a	n/a	4,824	4,861	(7)(13)
		Secured Loan	July 1, 2026	Variable interest rate Prime + 6.8% or Floor rate 10.0%; EOT 4.0%	1,405	n/a	n/a	1,356	1,318	(7)(13)
		Warrant	October 9, 2029	Preferred Series B; Strike Price $1.9	n/a	55,263	n/a	43	39	(16)
		Warrant	July 15, 2030	Preferred Series B; Strike Price $1.9	n/a	36,842	n/a	36	26	(16)

Portfolio Company(1)	Industry	Type of Investment(2)	Maturity Date	Interest Rate(3)	Principal Amount(4)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(5)	Footnotes
		Warrant	December 31, 2031	Preferred Series C; Strike Price $3.2427	n/a	322,251	n/a	118	164	(16)
		Warrant	February 5, 2034	Common Stock; Strike Price $1.03	n/a	1,143,690	n/a	588	1,014
		Warrant	May 30, 2035	Preferred Series C; Strike Price $0.01	n/a	914,565	n/a	1,880	1,908	(16)
Total Pendulum Therapeutics, Inc.					25,000			26,842	27,425

Portofino Labs, Inc.	Consumer Products & Services
1475 Veterans Blvd. Redwood City, CA 94063		Warrant	December 31, 2030	Common Stock; Strike Price $1.53	n/a	99,148	n/a	160	53
		Warrant	April 1, 2031	Common Stock; Strike Price $1.46	n/a	39,912	n/a	99	22
		Equity	n/a	Preferred Series B-1	n/a	256,291	n/a	500	481	(16)
Total Portofino Labs, Inc.					—			759	556

Project Frog, Inc.	Construction Technology
99 Green St., 2nd Floor San Francisco, CA 94111		Warrant	February 28, 2027	Preferred Series AA-1; Strike Price $0.19	n/a	211,649	n/a	9	—	(16)(21)
		Warrant	February 28, 2027	Common Stock; Strike Price $0.19	n/a	180,340	n/a	9	—	(21)
		Warrant	December 31, 2031	Preferred Series CC; Strike Price $0.01	n/a	250,000	n/a	20	—	(16)(21)
		Equity	n/a	Preferred Series AA-1	n/a	4,383,497	n/a	351	—	(16)(21)
		Equity	n/a	Preferred Series BB	n/a	3,401,678	n/a	1,333	—	(16)(21)
		Equity	n/a	Common Stock	n/a	6,633,486	n/a	1,684	—	(21)
		Equity	n/a	Preferred Series CC	n/a	3,129,887	n/a	1,253	—	(16)(21)
Total Project Frog, Inc.					—			4,659	—

Quip NYC, Inc.	Consumer Products & Services
45 Main St., Suite 630 Brooklyn, NY 11201		Secured Loan	April 1, 2026	Variable interest rate Prime + 8.0% or Floor rate 11.3%; EOT 3.0%	4,861	n/a	n/a	5,359	5,366	(7)(13)
		Secured Loan	April 1, 2026	Variable interest rate Prime + 8.0% or Floor rate 11.3%; EOT 3.0%	694	n/a	n/a	766	769	(7)(13)
		Warrant	March 9, 2031	Common Stock; Strike Price $48.46	n/a	10,833	n/a	203	—
		Equity	n/a	Common Stock	n/a	3,321	n/a	500	—
Total Quip NYC, Inc.					5,555			6,828	6,135

Rarefied Atmosphere, Inc.	Marketing, Media, and Entertainment
2043 S Lamar Blvd Austin, TX 78704		Secured Loan	June 1, 2030	Variable interest rate Prime + 4.3% or Floor rate 11.8%; EOT 2.0%	49,553	n/a	n/a	48,558	48,558	(7)(13)(18)
		Warrant	May 6, 2037	Common Stock; Strike Price $7.35	n/a	207,076	n/a	679	794	(18)
Total Rarefied Atmosphere, Inc.					49,553			49,237	49,352

Realty Mogul, Co.	Finance and Insurance
10573 W Pico Blvd. Los Angeles, CA 90064		Warrant	December 18, 2027	Preferred Series B; Strike Price $0.9529	n/a	954,979	n/a	285	1,161	(16)

Renalogic Holdings, Inc.	Other Healthcare Services
223 W Jackson Blvd, Suite 604 Chicago, IL 60606		Secured Loan	June 30, 2030	Variable interest rate SOFR 1 Month Term + 5.8%; EOT 0.0%	63,500	n/a	n/a	62,231	62,231	(7)(19)

Portfolio Company(1)	Industry	Type of Investment(2)	Maturity Date	Interest Rate(3)	Principal Amount(4)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(5)	Footnotes
Reciprocity, Inc.	SaaS
755 Sansome St., 6th Floor San Francisco, CA 94111		Warrant	September 25, 2030	Common Stock; Strike Price $4.17	n/a	114,678	n/a	99	—
		Warrant	April 29, 2031	Common Stock; Strike Price $4.17	n/a	57,195	n/a	54	—
Total Reciprocity, Inc.					—			153	—

Restor3d, Inc.	Medical Devices
4001 E. NC 54 Highway, Suite 3160 Durham, NC 27709		Secured Loan	July 4, 2028	Variable interest rate Prime + 4.8% or Floor rate 12.3%; EOT 3.3%	11,985	n/a	n/a	11,961	12,064	(7)(8)(13)(18)
		Warrant	June 4, 2034	Preferred Series A; Strike Price $5.01	n/a	95,688	n/a	51	107	(8)(16)(18)
Total Restor3d, Inc.					11,985			12,012	12,171

Rinse, Inc.	Consumer Products & Services
1000 Brannon St. Ste 207 San Francisco, CA 94103		Secured Loan	June 1, 2027	Variable interest rate Prime + 8.0% or Floor rate 11.3%; EOT 3.8%	3,194	n/a	n/a	3,325	3,350	(7)(13)
		Secured Loan	October 1, 2028	Variable interest rate Prime + 8.0% or Floor rate 11.3%; EOT 3.8%	3,854	n/a	n/a	3,883	3,952	(7)(13)
		Equity	n/a	Preferred Series D	n/a	290242	n/a	500	517	(16)
		Warrant	May 10, 2032	Preferred Series C; Strike Price $1.13	n/a	278,761	n/a	118	252	(16)
Total Rinse, Inc.					7,048			7,826	8,071

Rocket Lab USA, Inc.	Space Technology
3881 McGowen St. Long Beach, CA 90808		Equipment Financing	January 1, 2029	Fixed interest rate 14.8%; EOT 1.0%	37,653	n/a	n/a	37,251	39,083	(8)(9)(13)
		Equipment Financing	April 1, 2030	Fixed interest rate 12.3%; EOT 1.0%	19,625	n/a	n/a	19,586	19,778	(8)(9)
Total Rocket Lab USA, Inc.					57,278			56,837	58,861

RTS Holding, Inc.	Green Technology
115 Broadway, 14th Floor New York, NY 10006		Warrant	December 10, 2031	Preferred Series C; Strike Price $205.28	n/a	2,314	n/a	75	68	(8)(16)
		Warrant	October 10, 2032	Preferred Series D; Strike Price $196.5	n/a	917	n/a	87	31	(8)(16)
		Warrant	January 19, 2034	Preferred Series D-1; Strike Price $203.4728	n/a	2,876	n/a	418	95	(8)(16)
		Equity	n/a	Preferred Series E-1D	n/a	2,035	n/a	334	386	(8)(16)
		Equity	n/a	Preferred Series E-1D1	n/a	1,966	n/a	405	383	(8)(16)
		Equity	n/a	Preferred Series E-1	n/a	2,054	n/a	328	329	(8)(16)
Total RTS Holding, Inc.					—			1,647	1,292

RXAnte, Inc.	Healthcare Technology
511 Congress St., Suite 803 Portland, ME 04101		Secured Loan	December 1, 2027	Variable interest rate Prime + 4.48% or Floor rate 9.98%+PIK Fixed Interest Rate 1.5%; EOT 3.5%	8,580	n/a	n/a	8,711	8,764	(7)(8)(13)(14)(18)
		Secured Loan	December 1, 2027	Variable interest rate Prime + 4.48% or Floor rate 9.98%+PIK Fixed Interest Rate 1.5%; EOT 3.5%	2,853	n/a	n/a	2,876	2,956	(7)(8)(13)(14)(18)
		Secured Loan	December 1, 2027	Variable interest rate Prime + 4.48% or Floor rate 9.98%+PIK Fixed Interest Rate 1.5%; EOT 3.5%	2,824	n/a	n/a	2,842	2,903	(7)(8)(13)(14)(18)

Portfolio Company(1)	Industry	Type of Investment(2)	Maturity Date	Interest Rate(3)	Principal Amount(4)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(5)	Footnotes
		Secured Loan	December 1, 2027	Variable interest rate Prime + 4.48% or Floor rate 9.98%+PIK Fixed Interest Rate 1.5%; EOT 3.5%	2,788	n/a	n/a	2,802	2,862	(7)(8)(13)(14)(18)
		Warrant	November 21, 2032	Preferred A; Strike Price $10	n/a	16,517	n/a	89	119	(8)(16)(18)
		Warrant	November 21, 2032	Preferred A; Strike Price $10	n/a	5,518	n/a	25	40	(8)(16)(18)
		Warrant	November 21, 2032	Preferred A; Strike Price $10	n/a	5,506	n/a	37	40	(8)(16)(18)
Total RXAnte, Inc.					17,045			17,382	17,684

SBG Labs, Inc.	Industrials
1288 Hammerwood Ave. Sunnyvale, CA 94089		Equity	n/a	Preferred Series A-1	n/a	21,730	n/a	13	19	(16)
		Equity	n/a	Preferred Series A-1	n/a	9,498	n/a	8	8	(16)
		Equity	n/a	Preferred Series A-1	n/a	12,205	n/a	7	11	(16)
		Equity	n/a	Preferred Series A-1	n/a	4,489	n/a	4	4	(16)
		Equity	n/a	Preferred Series A-1	n/a	6,332	n/a	4	5	(16)
		Equity	n/a	Preferred Series A-1	n/a	4,117	n/a	4	4	(16)
		Equity	n/a	Preferred Series A-1	n/a	2,617	n/a	2	2	(16)
		Equity	n/a	Preferred Series A-1	n/a	126,641	n/a	110	109	(16)
		Equity	n/a	Preferred Series A-1	n/a	73,873	n/a	65	64	(16)
Total SBG Labs, Inc.					—			217	226

SeaOn Global, LLC	Green Technology
2055 E Warner Rd. Tempe, AZ 85284		Equipment Financing	July 1, 2026	Fixed interest rate 9.3%; EOT 11.0%	1,921	n/a	n/a	2,614	2,536
		Equipment Financing	September 1, 2026	Fixed interest rate 9.3%; EOT 11.0%	1,071	n/a	n/a	1,396	1,358
Total Seaon Environmental, LLC					2,992			4,010	3,894

Senior Credit Corp 2022 LLC	Multi-Sector Holdings
1 N 1st Street Suite 302 Phoenix, AZ 85004		Secured Loan	December 5, 2028	Fixed interest rate 8.5%; EOT 0.0%	12,885	n/a	n/a	12,885	12,885	(9)(21)
		Equity	n/a	Preferred	n/a	0	n/a	5,522	5,768	(6)(9)(16)(21)
Total Senior Credit Corp 2022 LLC					12,885			18,407	18,653

ServiceTrade, Inc.	SAAS
5003 S Miami Blvd Ste 500 Durham, NC 27703		Secured Loan	August 15, 2029	Variable interest rate SOFR 3 Month Term + 5.5%; EOT 0.0%	23,500	n/a	n/a	23,135	23,619
		Secured Loan	August 15, 2029	Variable interest rate SOFR 3 Month Term + 5.8%; EOT 0.0%	1,880	n/a	n/a	1,847	1,847
		Secured Loan	August 15, 2029	Variable interest rate SOFR 3 Month Term + 5.8%; EOT 0.0%	1,880	n/a	n/a	1,846	1,846
Total ServiceTrade, Inc.					27,260			26,828	27,312

Shoulder Innovations, Inc.	Medical Devices
1535 Steele Ave SW, Suite B Grand Rapids, MI 49507		Secured Loan	September 1, 2028	Variable interest rate Prime + 3.5% or Floor rate 11.5%; EOT 3.0%	11,250	n/a	n/a	11,293	11,458	(7)(8)(13)
		Warrant	August 7, 2033	Preferred Series D; Strike Price $0.54	n/a	623,615	n/a	120	47	(8)(16)
Total Shoulder Innovations, Inc.					11,250			11,413	11,505

Silk Technologies, Inc.	SAAS
75 2nd Ave, 620, Needham, MA 02494		Secured Loan	December 1, 2029	Variable interest rate Prime + 4.0% or Floor rate 11.3%; EOT 1.5%	16,200	n/a	n/a	15,862	15,863	(7)(8)(13)(18)
		Warrant	November 4, 2034	Common Stock; Strike Price $1.98	n/a	204,760	n/a	433	278	(8)(18)
Total Silk Technologies, Inc.					16,200			16,295	16,141

Portfolio Company(1)	Industry	Type of Investment(2)	Maturity Date	Interest Rate(3)	Principal Amount(4)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(5)	Footnotes
SI Tickets, Inc.	Consumer Products & Services
15 Hudson Yards, Ste. 72D New York, NY 10001		Warrant	May 11, 2032	Common Stock; Strike Price $2.52	n/a	53,029	n/a	162	7

Slingshot Aerospace, Inc.	Space Technology
5475 Tech Center Dr. Suite 225 Colorado Springs, CO 80919		Secured Loan	August 1, 2029	Variable interest rate Prime + 5.5% or Floor rate 14.0%; EOT 3.0%	23,700	n/a	n/a	23,400	23,722	(7)(8)(13)(18)
		Secured Loan	April 30, 2026	Fixed interest rate 10.0%; EOT 0.0%	500	n/a	n/a	500	544
		Warrant	July 12, 2034	Common Stock; Strike Price $0.46	n/a	328,416	n/a	400	399	(8)(18)
Total Slingshot Aerospace, Inc.					24,200			24,300	24,665

Slope Tech, Inc.	Finance and Insurance
5-7 Freelon St. San Francisco, CA 94107		Secured Loan	February 27, 2026	Variable interest rate SOFR 1 Month Term + 11.8% or Floor rate 11.8%; EOT 0.0%	3,862	n/a	n/a	3,820	3,820	(7)(9)(11)(20)
		Warrant	September 14, 2032	Common Stock; Strike Price $0.88	n/a	90,971	n/a	109	414	(9)(11)(20)
		Warrant	August 30, 2033	Common Stock; Strike Price $0.88	n/a	21,303	n/a	112	97	(9)(11)(20)
		Equity	n/a	Preferred Series A-3	n/a	64,654	n/a	500	492	(9)(11)(16)(20)
Total Slope Tech, Inc.					3,862			4,541	4,823

Smartly, Inc.	SaaS
2755 Canyon Blvd. Boulder, CO 80302		Equity	n/a	Preferred Series B	n/a	136,388	n/a	500	656	(16)
		Warrant	May 16, 2034	Common Stock; Strike Price $1.1	n/a	48,097	n/a	84	82
Total Smartly, Inc.					—			584	738

SOCi, Inc.	SAAS
350 10th Ave, Suite 101 San Diego, CA 92101		Secured Loan	October 3, 2029	Variable interest rate SOFR 3 Month Term + 7.9%; EOT 0.0%	35,919	n/a	n/a	35,227	35,739	(7)(13)(18)(19)
		Secured Loan	October 3, 2029	Variable interest rate SOFR 3 Month Term + 7.9%; EOT 0.0%	3,274	n/a	n/a	3,207	3,259	(7)(13)(18)(19)
		Secured Loan	October 3, 2029	Variable interest rate SOFR 3 Month Term + 7.9%; EOT 0.0%	1,645	n/a	n/a	1,610	1,610	(7)(13)(18)(19)
Total SOCi, Inc.					40,838			40,044	40,608

Sortera Technologies, Inc.	Artificial Intelligence & Automation
5224 Asher Drive, Markle, IN 46770		Equipment Financing	March 1, 2028	Fixed interest rate 12.5%; EOT 4.0%	5,850	n/a	n/a	5,593	5,639	(8)(13)(18)
		Warrant	February 11, 2035	Common Stock; Strike Price $5.23	n/a	44,982	n/a	337	289	(8)(18)
Total Sortera Technologies, Inc.					5,850			5,930	5,928

Portfolio Company(1)	Industry	Type of Investment(2)	Maturity Date	Interest Rate(3)	Principal Amount(4)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(5)	Footnotes
Space Perspective Inc.	Space Technology
J5-1196 Shuttle Landing Facility Kennedy Space Center, FL 32899		Secured Loan	July 1, 2026	Variable interest rate Prime + 7.8% or Floor rate 11.0%; EOT 5.0%	2,854	n/a	n/a	3,021	—	(7)(17)
		Warrant	March 3, 2032	Preferred Series A; Strike Price $2.74517	n/a	221,280	n/a	256	—	(16)
Total Space Perspective Inc.					2,854			3,277	—

Steno Agency, Inc.	SAAS
2101 Thrift Rd Charlotte, NC 28202		Secured Loan	July 1, 2029	Variable interest rate Prime + 4.0% or Floor rate 12.5%; EOT 2.5%	3,740	n/a	n/a	3,653	3,759	(7)(8)(13)(18)
		Secured Loan	July 1, 2029	Variable interest rate Prime + 4.0% or Floor rate 12.5%; EOT 2.5%	3,650	n/a	n/a	3,646	3,681	(7)(8)(13)(18)
		Secured Loan	July 1, 2029	Variable interest rate Prime + 4.0% or Floor rate 12.5%; EOT 2.5%	3,650	n/a	n/a	3,479	3,479	(7)(8)(13)(18)
		Warrant	June 21, 2034	Common Stock; Strike Price $1.98	n/a	55,818	n/a	136	144	(8)(18)
		Warrant	June 21, 2034	Common Stock; Strike Price $1.98	n/a	54,476	n/a	164	140	(8)(18)
Total Steno Agency, Inc.					11,040			11,078	11,203

Super73, Inc.	Consumer Products & Services
16591 Noyes Ave. Irvine, CA 92606		Warrant	December 31, 2030	Common Stock; Strike Price $3.16	n/a	177,305	n/a	105	7

Swimlane, Inc.	Artificial Intelligence & Automation
999 18th St #2201N Denver, CO 80202		Secured Loan	June 1, 2030	Variable interest rate Prime + 4.3% or Floor rate 11.8%; EOT 2.3%	18,800	n/a	n/a	18,381	18,381	(7)(13)(18)
		Warrant	May 28, 2037	Preferred Series B; Strike Price $0.1918	n/a	3,589,055	n/a	250	214	(16)(18)
Total Swimlane, Inc.					18,800			18,631	18,595

Tarana Wireless, Inc.	Connectivity
590 Alder Dr. Milpitas, CA 95035		Secured Loan	October 1, 2029	Variable interest rate Prime + 4.5% or Floor rate 12.5%; EOT 4.0%	14,800	n/a	n/a	14,247	14,422	(7)(8)(13)(18)
		Warrant	June 30, 2031	Common Stock; Strike Price $0.19	n/a	5,027,629	n/a	967	2,697
		Warrant	September 23, 2034	Common Stock; Strike Price $0.51	n/a	2,094,922	n/a	695	760	(8)(18)
		Equity	n/a	Preferred Series 6	n/a	611,246	n/a	500	560	(16)
Total Tarana Wireless, Inc.					14,800			16,409	18,439

Taysha Gene Therapies, Inc.	Biotechnology
3000 Pegasus Park Drive, Suite 1430 Dallas, TX 75247		Secured Loan	December 1, 2028	Variable interest rate Prime + 4.5% or Floor rate 12.8%; EOT 5.0%	30,000	n/a	n/a	30,396	31,049	(7)(8)(13)

The Fynder Group, Inc.	Food and Agriculture Technologies
815 W Pershing Rd., Unit 4 Chicago, IL 60609		Warrant	October 14, 2030	Common Stock; Strike Price $0.49	n/a	36,445	n/a	68	9

The Tomorrow Companies, Inc.	SAAS
9 Channel Center St. 7th Floor Boston, MA 02210		Warrant	December 14, 2032	Common Stock; Strike Price $1.7	n/a	26,124	n/a	49	21	(8)
		Equity	n/a	Preferred Series E-1	n/a	108,088	n/a	325	235	(8)(16)
Total The Tomorrow Companies, Inc.					—			374	256

Portfolio Company(1)	Industry	Type of Investment(2)	Maturity Date	Interest Rate(3)	Principal Amount(4)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(5)	Footnotes
TMRW Life Sciences, Inc.	Healthcare Technology
250 Hudson St., Floor 6 New York, NY 10013		Secured Loan	May 1, 2027	Variable interest rate Prime + 5.0% or Floor rate 8.8%; EOT 4.0%	5,000	n/a	n/a	5,150	4,792	(7)(13)
		Secured Loan	May 1, 2027	Variable interest rate Prime + 5.0% or Floor rate 8.8%; EOT 4.0%	15,000	n/a	n/a	15,401	14,796	(7)(13)
		Secured Loan	May 1, 2027	Variable interest rate Prime + 5.0% or Floor rate 8.8%; EOT 4.0%	10,000	n/a	n/a	10,218	9,825	(7)(13)
		Warrant	April 29, 2032	Preferred Class A; Strike Price $2.0889363	n/a	268,983	n/a	80	1	(16)
		Warrant	April 29, 2032	Preferred Class A; Strike Price $2.0889363	n/a	268,983	n/a	80	1	(16)
Total TMRW Life Sciences, Inc.					30,000			30,929	29,415

Trendly, Inc.	Consumer Products & Services
260 W 35th St., Suite 700 New York, NY 10001		Warrant	August 10, 2026	Preferred Series A; Strike Price $1.14	n/a	245,506	n/a	222	79	(16)

Trinity Capital Adviser, LLC	Multi-Sector Holdings
1 N 1st Street Suite 302 Phoenix, AZ 85004		Equity	n/a	Preferred	n/a	—	n/a	1	8,707	(16)(21)

Under Technologies, Inc.	Finance and Insurance
100 Crosby Street New York, NY 94607		Secured Loan	June 1, 2029	Variable interest rate Prime + 3.8% or Floor rate 12.0%; EOT 4.3%	7,400	n/a	n/a	7,319	7,419	(7)(8)(13)(18)
		Secured Loan	June 1, 2029	Variable interest rate Prime + 3.8% or Floor rate 12.0%; EOT 4.3%	7,400	n/a	n/a	7,297	7,311	(7)(8)(13)(18)
		Warrant	May 3, 2034	Common Stock; Strike Price $2.9	n/a	76,133	n/a	210	204	(8)(18)
Total Under Technologies, Inc.					14,800			14,826	14,934

UnTuckIt, Inc.	Consumer Products & Services
110 Greene St. New York, NY 10012		Secured Loan	December 1, 2025	Fixed interest rate 12.0%; EOT 5.0%	2,601	n/a	n/a	3,576	3,536

Upward Health, Inc.	Other Healthcare Services
80 Arkay Drive, Suite 230 Hauppauge, NY 11788		Secured Loan	September 1, 2029	Variable interest rate Prime + 4.3% or Floor rate 12.8%; EOT 3.0%	5,875	n/a	n/a	5,756	5,864	(7)(8)(13)(18)
		Warrant	August 6, 2034	Class A Common Stock; Strike Price $0.28	n/a	763,137	n/a	251	365	(8)(18)
Total Upward Health, Inc.					5,875			6,007	6,229

Uveye, Inc.	Transportation Technology
500 Frank W Burr Blvd Teaneck, NJ 07666		Equipment Financing	January 1, 2028	Fixed interest rate 11.9%; EOT 1.0%	17,189	n/a	n/a	17,095	17,164	(13)
		Equipment Financing	April 1, 2028	Fixed interest rate 11.9%; EOT 1.0%	4,675	n/a	n/a	4,639	4,653	(13)
		Equipment Financing	June 1, 2028	Fixed interest rate 11.6%; EOT 1.0%	1,200	n/a	n/a	1,189	1,189	(13)
		Equipment Financing	July 1, 2028	Fixed interest rate 11.9%; EOT 1.0%	3,858	n/a	n/a	3,819	3,819	(13)
		Warrant	December 26, 2034	Ordinary; Strike Price $4.38	n/a	476,031	n/a	539	459
Total Uveye, Inc.					26,922			27,281	27,284

Portfolio Company(1)	Industry	Type of Investment(2)	Maturity Date	Interest Rate(3)	Principal Amount(4)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(5)	Footnotes
Velentium, Inc.	Other Healthcare Services
7535 West Grand Parkway South Richmond, TX 77407		Secured Loan	May 24, 2029	Variable interest rate Prime + 5.0% or Floor rate 12.5%; EOT 5.3%	8,500	n/a	n/a	8,450	8,348	(7)(8)(13)
		Warrant	May 24, 2034	Preferred Class B; Strike Price $53.4	n/a	7,958	n/a	129	89	(8)(16)
Total Velentium, Inc.					8,500			8,579	8,437

Vertical Communications, Inc.	Connectivity
3140 De La Cruz Blvd., Suite 110 Santa Clara, CA 95054		Secured Loan	November 1, 2026	Variable interest rate Prime + 4.0% or Floor rate 11.0%; EOT 23.8%	12,600	n/a	n/a	15,767	15,767	(7)(21)
		Warrant	July 11, 2026	Preferred Series A; Strike Price $1	n/a	828,479	n/a	—	—	(10)(16)(21)
		Equity	n/a	Preferred Series 1	n/a	3,892,485	n/a	—	—	(10)(16)(21)
		Equity	n/a	Convertible Note	n/a	5,500	n/a	3,966	239	(15)(21)
Total Vertical Communications, Inc.					12,600			19,733	16,006

viaPhoton Inc.	Connectivity
2640 White Oak Circle, Ste. C Aurora, IL 60502		Warrant	March 31, 2032	Common Stock; Strike Price $0.6	n/a	15,839	n/a	22	13
		Equity	n/a	SAFE Note	n/a	740	n/a	370	370
Total viaPhoton Inc.					—			392	383

Vital Connect, Inc.	Medical Devices
2870 Zanker Rd, Suite 100 San Jose, CA 95134		Secured Loan	July 3, 2029	Variable interest rate Prime + 4.0% or Floor rate 11.5%; EOT 4.0%	27,650	n/a	n/a	27,629	27,853	(7)(8)(18)
		Secured Loan	July 3, 2029	Variable interest rate Prime + 4.0% or Floor rate 11.5%; EOT 4.0%	7,900	n/a	n/a	7,846	7,914	(7)(8)(18)
Total Vital Connect, Inc.					35,550			35,475	35,767

Vox Media Holdings, Inc.	Marketing, Media, and Entertainment
1201 Connecticut Ave., NW, FL 12 Washington, DC 20036		Secured Loan	November 1, 2027	Variable interest rate Prime + 6.3% or Floor rate 11.8%; EOT 2.5%	10,506	n/a	n/a	10,472	10,375	(7)(8)(13)(18)
		Secured Loan	January 1, 2028	Variable interest rate Prime + 6.3% or Floor rate 11.8%; EOT 2.5%	5,251	n/a	n/a	5,233	5,192	(7)(8)(13)(18)
		Warrant	June 25, 2035	Class A Common Stock; Strike Price $0.37	n/a	1,580,142	n/a	464	477	(8)(18)
Total Vox Media Holdings, Inc.					15,757			16,169	16,044

Whoop, Inc.	Consumer Products & Services
1325 Boylston St., #401 Boston, MA 02215		Warrant	May 17, 2033	Common Stock; Strike Price $0.43	n/a	2,393,845	n/a	1,099	2,855	(8)(18)

Wisetack, Inc.	Finance and Insurance
460 Brannan St Unit 78384 San Francisco, CA 94107		Secured Loan	December 1, 2029	Variable interest rate Prime + 5.0% or Floor rate 12.5%; EOT 2.5%	12,150	n/a	n/a	12,010	12,120	(7)(8)(13)(18)
		Warrant	November 14, 2034	Common Stock; Strike Price $1.58	n/a	111,153	n/a	102	160	(8)(18)
Total Wisetack, Inc.					12,150			12,112	12,280

Portfolio Company(1)	Industry	Type of Investment(2)	Maturity Date	Interest Rate(3)	Principal Amount(4)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(5)	Footnotes
WorkWell Prevention & Care	Healthcare Technology
11 E. Superior, Suite 410 Duluth, MN 55802		Equity	n/a	Common Stock	n/a	7,000,000	n/a	51	—	(21)
		Equity	n/a	Preferred Series P	n/a	3,450	n/a	3,450	—	(16)(21)
		Equity	n/a	Convertible Note	n/a	3,170	n/a	3,219	—	(15)(21)
		Secured Loan	January 1, 2027	Variable interest rate Prime + 5.0% or Floor rate 6.0%; EOT 0.0%	500	n/a	n/a	500	500	(7)(21)
Total WorkWell Prevention & Care					500			7,220	500

Xytech Systems, LLC	SAAS
9410 Topanga Canyon Blvd, Suite 200 Chatsworth, CA 91311		Secured Loan	February 26, 2030	Variable interest rate SOFR 3 Month Term + 6.0%; EOT 0.0%	39,200	n/a	n/a	38,471	39,579	(7)(18)(19)

Yellowbrick, Inc.	Education Technology
15 W. 38th St., 10th Floor New York, NY 10018		Secured Loan	March 1, 2026	Fixed interest rate 2.0%; EOT 5.0%	7,500	n/a	n/a	7,875	7,171
		Secured Loan	March 1, 2026	Fixed interest rate 2.0%; EOT 5.0%	2,500	n/a	n/a	2,625	2,392
		Warrant	September 30, 2028	Common Stock; Strike Price $0.9	n/a	222,222	n/a	120	3
Total Qubed, Inc. dba Yellowbrick					10,000			10,620	9,566

Zandivio PLC	Other Healthcare Services
CALLE CALABRIA, 169 Barcelona, Spain 08015		Secured Loan	May 1, 2029	Variable interest rate Prime + 5.3% or Floor rate 13.8%; EOT 2.5%	28,200	n/a	n/a	27,657	28,051	(7)(9)(13)(18)
		Warrant	October 29, 2034	Common Stock; Strike Price $0.01	n/a	132,042	n/a	771	711	(9)(18)
Total Zandivio PLC					28,200			28,428	28,762

Zero Acre Farms, Inc.	Food and Agriculture Technologies
1900 Alameda De Las Pulgas, Ste 150 San Mateo, CA 94403		Warrant	December 23, 2032	Class A Common Stock; Strike Price $2.13	n/a	20,181	n/a	79	4

Zuum Transportation, Inc.	Transportation Technology
131 Innovation Dr., Ste 100 Irvine, CA 92617		Secured Loan	January 1, 2027	Variable interest rate Prime + 6.0% or Floor rate 10.8%; EOT 2.5%	4,818	n/a	n/a	4,902	4,597	(7)
		Warrant	April 30, 2034	Common Stock; Strike Price $4.34	n/a	41,271	n/a	95	39
Total Zuum Transportation, Inc.					4,818			4,997	4,636

Total Investment in Securities								$2,000,938	$1,978,330

____________

(1)      All portfolio companies are located in North America or Europe. As of June 30, 2025, Trinity Capital Inc. (the “Company”) had eight foreign domiciled portfolio companies, four of which are based in Canada and four of which are based in Europe. In total, these foreign domiciled portfolio investments represent 13.8% of total net asset value based on fair value. The Company generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). These investments are generally subject to certain limitations on resale and may be deemed to be “restricted securities” under the Securities Act.

(2)      All debt investments are income producing unless otherwise noted. All equity and warrant investments are non-income producing unless otherwise noted. Equipment financed under our equipment financing investments relates to operational equipment essential to revenue production for the portfolio company in the industry noted.

(3)      Interest rate is the fixed or variable rate of the debt investments and does not include any original issue discount, end-of-term (“EOT”) payment, or additional fees related to such investments, such as deferred interest, commitment fees, prepayment fees or exit fees. EOT payments are contractual payments due in cash at the maturity date of the loan, including upon prepayment, and are a fixed rate determined at the inception of the loan. At the end of the term of certain equipment financings, the borrower has the option to purchase the underlying assets at fair value, generally subject to a cap, or return the equipment and pay a restocking fee. The fair values of the financed assets have been estimated as a percentage of original cost for purpose of the EOT payment value. The EOT payment is amortized and recognized as non-cash income over the term of the loan or equipment financing prior to its payment and is included as a component of the cost basis of the Company’s current debt securities.

(4)      Principal is net of repayments, if any, as per the terms of the debt instrument’s contract.

(5)      Except as noted, all investments were valued at fair value as determined in good faith by the Company’s Board of Directors (the “Board”) using Level 3 inputs.

(6)      Asset is valued at fair value as determined in good faith by the Company’s Board using Level 1 and Level 2 inputs.

(7)      The interest rate on variable interest rate investments represents a benchmark rate plus spread. The benchmark interest rate is subject to an interest rate floor. As of June 30, 2025, the U.S. Prime Rate (“Prime”) was 7.50%, the Secured Overnight Financing Rate (“SOFR”) 30 Day Forward Rate was 4.32%, the SOFR 3-Month Term Rate was 4.28%, and the Canadian Overnight Repo Rate Average (“CORRA”) 3-Month Term rate was 2.68%.

(8)      Senior Credit Corp 2022 LLC owns an additional portion of this security.

(9)      Indicates a “non-qualifying asset” under section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s percentage of non-qualifying assets at fair value represents 17.7% of the Company’s total assets as of June 30, 2025. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.

(10)    Investment has zero cost basis as it was purchased at a fair value of zero as part of the Company’s formation transactions (the “Formation Transactions”).

(11)    Investment is a secured loan warehouse facility collateralized by interest in specific assets that meet the eligibility requirements under the facility during the warehouse period. Repayment of the facility will occur over the amortizing period unless otherwise prepaid.

(12)    Company has been issued warrants with pricing and number of shares dependent upon a future round of equity issuance by the portfolio company.

(13)    Investment is pledged as collateral supporting amounts outstanding under the Company’s credit facility with KeyBank, National Association (the “KeyBank Credit Facility”).

(14)    Interest on this loan includes a payment-in-kind (“PIK”) provision. Contractual PIK interest, which represents contractually deferred interest added to the loan balance that is generally collected through amortization, is recorded on an accrual basis to the extent such amounts are expected to be collected.

(15)    Convertible notes represent investments through which the Company will participate in future equity rounds at preferential rates. There are no principal or interest payments made against the note unless conversion does not occur.

(16)    Preferred stock represents investments through which the Company will have preference in liquidation rights and do not contain any cumulative preferred dividends.

(17)    Investment is on non-accrual status as of June 30, 2025 and is therefore considered non-income producing.

(18)    EPT 16 LLC owns an additional portion of this security.

(19)    Investment has an unfunded commitment as of June 30, 2025. The fair value of the investment includes the impact of the fair value of any unfunded commitments.

(20)    Borrower is a wholly owned, special purpose vehicle subsidiary of named portfolio company.

(21)    This investment is deemed to be a “Control Investment” or an “Affiliate Investment.” The Company classifies its investment portfolio in accordance with the requirements of the 1940 Act. The 1940 Act defines Control Investments as investments in companies in which the Company owns beneficially, either directly or indirectly, more than 25% of the voting securities, or maintains greater than 50% of the board representation. Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns beneficially, either directly or indirectly, between 5% and 25% (inclusive) of the voting securities and does not have rights to maintain greater than 50% of the board representation.

MANAGEMENT

The information in the sections entitled “Election of Director Nominees” and “Corporate Governance” in our most recent definitive proxy statement on Schedule 14A for our annual meeting of stockholders (the “Annual Proxy Statement”) are incorporated herein by reference.

EXECUTIVE COMPENSATION

The information in the sections entitled “Executive Compensation” and “Director Compensation” in our most recent Annual Proxy Statement are incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

The information in the section entitled “Certain Relationships and Related Party Transactions” in our most recent Annual Proxy Statement is incorporated herein by reference.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The information in the sections entitled “Election of Director Nominees” and “Security Ownership of Management and Certain Beneficial Owners” in our most recent Annual Proxy Statement is incorporated herein by reference.

DETERMINATION OF NET ASSET VALUE

Quarterly Determinations

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding at the date as of which the determination is made. As of the date of this prospectus, we do not have any preferred stock outstanding.

We calculate the value of our investments in accordance with the procedures described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Valuation of Investments” and “Fair Value of Financial Instruments” in the financial notes of our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q, which are incorporated herein by reference.

Determinations in Connection with our Offerings

In connection with each offering of shares of our common stock, our Board or an authorized committee thereof is required by the 1940 Act to make the determination that we are not selling shares of our common stock at a price below our then current net asset value per share at the time at which the sale is made. Our Board or an authorized committee thereof considers the following factors, among others, in making such determination:

•        the net asset value per share of our common stock disclosed in the most recent periodic report we filed with the SEC;

•        our management’s assessment of whether any material change in the net asset value per share of our common stock has occurred (including through the realization of net gains on the sale of our portfolio investments) during the period beginning on the date of the most recent public filing with the SEC that discloses the net asset value per share of our common stock and ending two days prior to the date of the sale of our common stock; and

•        the magnitude of the difference between the offering price of the shares of our common stock in the proposed offering and management’s assessment of any material change in the net asset value per share of our common stock during the period discussed above.

Moreover, to the extent that there is a possibility that we may (i) issue shares of our common stock at a price per share below the then-current net asset value per share of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock if the net asset value per share fluctuates by certain amounts in certain circumstances until the prospectus is amended or supplemented, our Board or an authorized committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share within two days prior to any such sale to ensure that such sale will not be below our then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value per share to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records are made contemporaneously with all determinations described in this section and these records are maintained with other records we are required to maintain under the 1940 Act.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

In the event we offer common stock, the offering price per share of our common stock less any underwriting discounts or commissions generally will not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus and any accompanying prospectus supplement at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders (as defined in the 1940 Act), or (iii) under such other circumstances as the U.S. Securities and Exchange Commission (the “SEC”) may permit. We cannot issue shares of our common stock below net asset value unless our board of directors (the “Board”) determines that it would be in our and our stockholders’ best interests to do so. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock.

If we sell shares of common stock below net asset value per share in connection with a rights offering to our existing stockholders, such offering will be designed to raise capital for investment in accordance with our investment objective and strategies.

Sales by us of our common stock at a discount from net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan, as amended and restated, that provides for the reinvestment of our stockholder distributions, unless a stockholder elects to receive cash as provided below. As a result, if our Board declares a cash distribution, then our stockholders who have not “opted out” of such distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have its cash distribution reinvested in shares of our common stock. Equiniti Trust Company, LLC (formerly American Stock Transfer & Trust Company, LLC), the plan administrator (the “Plan Administrator”), and our transfer and dividend paying agent and registrar will set up an account for shares acquired through the plan for each stockholder and hold such shares in non-certificated form.

A registered stockholder may elect to receive an entire distribution in cash by notifying the Plan Administrator in writing so that such notice is received by the Plan Administrator no later than three (3) days prior to the payment date for the applicable distributions to stockholders. Such election will remain in effect until the stockholder notifies the Plan Administrator in writing of such stockholder’s desire to change its election, which notice must be delivered to the Plan Administrator no later than three (3) days prior to the payment date for the first distribution for which such stockholder wishes its new election to take effect. Upon request by a stockholder participating in the plan to opt out of the plan, received in writing not less than three (3) days prior to the payment date for the applicable distributions to stockholders, the Plan Administrator will, instead of crediting shares to the participant’s account, issue a check for the cash distribution. Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or nominee of their election.

There are no brokerage charges or other charges to stockholders who participate in the plan. The Plan Administrator’s fees are paid by us. If a participant elects by written notice to the Plan Administrator prior to termination of his or her account to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. However, since a participating stockholder’s cash distributions are reinvested, such stockholder does not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s tax basis in the stock received in a distribution from us is generally equal to the amount of the reinvested distribution. Any stock received in a distribution has a new holding period, for U.S. federal income tax purposes, commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the Plan Administrator by filling out the transaction request form located at the bottom of the participant’s statement and sending it to the Plan Administrator at the address below. Those stockholders whose shares are held by a broker or other nominee who wish to terminate his or her account under the plan may do so by notifying his or her broker or nominee.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to the termination date. All correspondence concerning the plan should be directed to the Plan Administrator by mail at Plan Administrator c/o Equiniti Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219, telephone number: (718) 921-8200.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in the shares of our common stock. This discussion does not purport to be a complete description of the U.S. federal income tax considerations applicable to such an investment. For example, this discussion does not describe tax consequences that we have assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including persons who hold our common stock as part of a straddle or a hedging, integrated or constructive sale transaction, persons subject to the alternative minimum tax, tax-exempt organizations, insurance companies, brokers or dealers in securities, pension plans and trusts, persons whose functional currency is not the U.S. dollar, U.S. expatriates, regulated investment companies, real estate investment trusts, personal holding companies, persons who acquire shares of our common stock in connection with the performance of services, and financial institutions. Such persons should consult with their own tax advisers as to the U.S. federal income tax consequences of an investment in our common stock, which may differ substantially from those described herein. This discussion assumes that stockholders hold our common stock as capital assets (within the meaning of the Code).

The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this Registration Statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding any matter discussed herein. Prospective investors should be aware that, although we intend to adopt positions we believe are in accord with current interpretations of the U.S. federal income tax laws, the Internal Revenue Service (“IRS”) may not agree with the tax positions taken by us and that, if challenged by the IRS, our tax positions might not be sustained by the courts. This summary does not discuss any aspects of U.S. estate, alternative minimum, or gift tax or foreign, state or local tax. It also does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of this discussion, a “U.S. Stockholder” generally is a beneficial owner of the Company’s common stock that is for U.S. federal income tax purposes:

•        a citizen or individual resident of the United States;

•        a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        a trust that is subject to the supervision of a court within the U.S. and the control of one or more U.S. persons or that has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

•        an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Stockholder” is a beneficial owner of our common stock that is neither a U.S. Stockholder nor a partnership for U.S. tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Any partner of a partnership holding shares of our common stock should consult its tax advisers with respect to the purchase, ownership and disposition of such shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares of our common stock will depend on the facts of his, her or its particular situation.

Taxation as a Regulated Investment Company

We have elected to be treated, and intend to qualify each year, as a RIC. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to stockholders as distributions. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax benefits, we must timely distribute to stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally its ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

If we:

•        qualify as a RIC; and

•        satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of income we timely distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of net ordinary income for each calendar year, (ii) 98.2% of capital gain net income (adjusted for certain ordinary losses) for the one-year period ending October 31 in that calendar year and (iii) any net ordinary income and capital gain net income that we recognized in preceding years, but were not distributed during such years, and on which we paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). While we intend to distribute any net ordinary income and capital gain net income in order to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•        continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

•        derive in each taxable year at least 90% of gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to the business of investing in such stock or securities (the “90% Income Test”); and

•        diversify our holdings so that at the end of each quarter of the taxable year:

•        at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•        no more than 25% of the value of our assets is invested in the (i) securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) securities, other than securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind, or PIK, interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received the corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds, to sell assets and to make taxable distributions of our stock and debt securities in order to satisfy distribution requirements. Our ability to dispose of assets to meet distribution requirements may be limited by (i) the illiquid nature of our portfolio and/or (ii) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to maintain our qualification for tax treatment as a RIC and become subject to U.S. federal income tax as an ordinary corporation.

Under the 1940 Act, we are not permitted to make distributions to our stockholders while debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. In addition, we may be prohibited under the terms of our credit facilities from making distributions unless certain conditions are satisfied. If we are prohibited from making distributions, we may fail to qualify for tax treatment as a RIC and become subject to U.S. federal income tax as an ordinary corporation.

Some of the income and fees that we may recognize, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, will not satisfy the 90% Income Test.

A portfolio company in which we invest may face financial difficulties that require us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses and future non-cash income. Any such transaction could also result in our receiving assets that give rise to income that is not qualifying income for purposes of the 90% Income Test.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. We will monitor our transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may, for U.S. federal income tax purposes, have aggregate taxable income for several years that we are required to distribute and that is taxable to stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, a stockholder may receive a larger capital gain distribution than it would have received in the absence of such transactions.

Foreign Investments

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty can be as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

If we purchase shares in a “passive foreign investment company,” or PFIC, we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. This additional tax and interest may apply even if we make a distribution in an amount equal to any “excess distribution” or gain from the disposition of such shares as a taxable dividend by us to our shareholders. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, or QEF, in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax.

Income inclusions from a QEF will be “good income” for purposes of the 90% Income Test provided that they are derived in connection with our business of investing in stocks and securities or the QEF distributes such income to us in the same taxable year to which the income is included in our income.

Foreign exchange gains and losses realized by us in connection with certain transactions involving nondollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “good income” from which a RIC must derive at least 90% Income Test.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would be subject to U.S. federal income tax on such income at regular corporate rates (and also would be subject to any applicable state and local taxes), regardless of whether we make any distributions to stockholders. We would not be able to deduct distributions to stockholders, nor would distributions be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividend received deduction with respect to such dividend; non-corporate stockholders would generally be able to treat such distributions as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC, in addition to the other requirements discussed above, we would be required to distribute all previously undistributed earnings attributable to the period we failed to qualify as a RIC by the end of the first year that we intend to requalify as a RIC. If we fail to requalify as a RIC for a period greater than two taxable years, we may be subject to U.S. federal income tax at regular corporate rates on any net built-in gains with respect to certain assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

The remainder of this discussion assumes that we qualify as a RIC for each taxable year.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. Stockholders as ordinary income or capital gains. Distributions of “investment company taxable income” (which is, generally, net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a current maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us should not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. Stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of stockholders taxed at individual rates, regardless of the U.S. Stockholder’s holding period for his, her or its shares of our common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of earnings and profits first will reduce a U.S. Stockholder’s adjusted tax basis in such stockholder’s shares of our common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Stockholder.

Certain distributions reported by us as Section 163(j) interest dividends may be treated as interest income by U.S. Stockholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by U.S. Stockholders is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that we are eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of our business interest income over the sum of our (i) business interest expense and (ii) other deductions properly allocable to our business interest income.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay U.S. federal income tax on the retained amount, each U.S. Stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. Stockholder, and the U.S. Stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. If the amount of tax that a U.S. Stockholder is treated as having paid exceeds the tax such stockholder owes on the capital gain distribution, such excess generally may be refunded or claimed as a credit against the U.S. Stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. Stockholder’s adjusted tax basis for his, her or its shares of our common stock. In order to utilize the deemed distribution approach, we must provide written notice to stockholders prior to the expiration of 60 days after the close of the relevant taxable year.

In accordance with certain applicable Treasury regulations and a revenue procedure issued by the IRS, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution must be allocated among the stockholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive the lesser of (a) the portion of the distribution such stockholder has elected to receive in cash or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. Taxable stockholders receiving such distributions will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain or qualified dividend income to the extent such distribution is properly reported as such) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes.

As a result of receiving distributions in the form of our common stock, a U.S. stockholder may be required to pay U.S. federal income tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock such stockholder receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay U.S. federal income taxes owed on distributions, it may put downward pressure on the trading price of shares of our common stock.

Although we have no currently have no intention of paying dividends in shares of our stock, we could in the future choose to pay a portion of our dividends in shares of our common stock in accordance with these Treasury regulations and the revenue procedure in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement or to eliminate our liability for corporate-level U.S. federal income tax.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to our stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Stockholders on December 31 of the year in which the dividend was declared.

Under our reinvestment of distributions policy, if a U.S. Stockholder owns shares of our common stock registered in its own name, the U.S. Stockholder will have all cash distributions automatically reinvested in additional shares of our common stock if the U.S. Stockholder does not “opt out” of the reinvestment of distributions by delivering a written notice to us prior to the record date of the next dividend or distribution. Any distributions reinvested will nevertheless remain taxable to the U.S. Stockholder. The U.S. Stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the reinvestment equal to the amount of the reinvested distribution. The additional shares of our common stock will have a new holding period commencing on the day following the day on which the shares of our common stock are credited to the U.S. Stockholder’s account.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution. However, the stockholder will be taxed on the distribution as described above, despite the fact that, economically, it may represent a return of his, her or its investment.

A U.S. Stockholder generally will recognize taxable gain or loss if the U.S. Stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. Stockholder’s adjusted tax basis in shares of our common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Stockholder has held his, her or its shares of our common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares of our common stock. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, U.S. Stockholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their recognized net capital gain (i.e., the excess of recognized net long-term capital gains over recognized net short-term capital losses, subject to certain adjustments), including any long-term capital gain derived from an investment in shares of our common stock. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. Stockholders. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes gross income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses), reduced by certain deductions allocable to such income. Corporate U.S. Stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. Stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year. Any net capital losses of a non-corporate U.S. Stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC, to the IRS and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Under applicable Treasury regulations, if a U.S. Stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for a non-corporate U.S. Stockholder in any single taxable year (or a $4 million loss over a combination of years) or $10 million or more for a corporate U.S. Stockholder in any single taxable year (or a $20 million loss over a combination of years), the U.S. Stockholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. Stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. Stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. Stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

We (or the applicable withholding agent) will send to each of its U.S. Stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. Stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the 20% maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Stockholder’s particular situation.

We (or the applicable withholding agent) may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to certain U.S. Stockholders (i) who fail to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies us that such stockholder furnished an incorrect taxpayer identification number or failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number generally is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Stockholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Tax-Exempt Stockholders

A U.S. Stockholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”). The direct conduct by a tax-exempt U.S. Stockholder of the activities we propose to conduct could give rise to UBTI. However, a RIC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its stockholders for purposes of determining their treatment under current law. Therefore, a tax-exempt U.S. Stockholder generally should not be subject to U.S. taxation solely as a result of the stockholder’s ownership of our common stock and receipt of distributions with respect to such common stock. Moreover, under current law, if we incur indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. Stockholder. Therefore, a tax-exempt U.S. Stockholder should not be treated as earning income from “debt-financed property” and distributions we pay should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that we incur. Legislation has been introduced in Congress in the past, and may be introduced again in the future, which would change the treatment of “blocker” investment vehicles interposed between tax-exempt investors and non-qualifying investments if enacted. In the event that any such proposals were to be adopted and applied to RICs, the treatment of distributions payable to tax-exempt investors could be adversely affected. In addition, special rules would apply if we were to invest in certain real estate mortgage investment conduits or taxable mortgage pools, which we do not currently plan to do, that could result in a tax-exempt U.S. Stockholder recognizing income that would be treated as UBTI.

Taxation of Non-U.S. Stockholders

The following discussion only applies to certain Non-U.S. Stockholders. Whether an investment in the shares of our common stock is appropriate for a Non-U.S. Stockholder will depend upon that person’s particular circumstances. An investment in the shares of our common stock by a Non-U.S. Stockholder may have adverse tax consequences. Non-U.S. Stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. Stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. No withholding is required with respect to certain distributions if (i) the distributions are properly reported by us as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be provided as to whether any of our distributions will be reported as eligible for this exemption. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Stockholder, we will not be required to withhold U.S. federal tax if the Non-U.S. Stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. Stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

Actual or deemed distributions of net capital gains to a Non-U.S. Stockholder, and gains realized by a Non-U.S. Stockholder upon the sale of our common stock, will generally not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Stockholder.

Under our reinvestment of distributions policy, if a Non-U.S. Stockholder owns shares of our common stock registered in its own name, the Non-U.S. Stockholder will have all cash distributions automatically reinvested in additional shares of our common stock if such stockholder does not “opt out” of the reinvestment of distributions policy by delivering a written notice to us prior to the record date of the next dividend or distribution. If the distribution is a distribution of our investment company taxable income, is not reported as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the Non-U.S. Stockholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. Stockholder), the amount distributed (to the extent of current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our common stock. The Non-U.S. Stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the reinvestment equal to the amount reinvested. The additional shares of our common stock will have a new holding period commencing on the day following the day on which the shares of our common stock are credited to the Non-U.S. Stockholder’s account.

The tax consequences to Non-U.S. Stockholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the U.S. for 183 days or more during a taxable year may be different from those described herein. Non-U.S. Stockholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a refund claim even if the Non-U.S. Stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares of our common stock may not be advisable for a Non-U.S. Stockholder.

We must generally report to Non-U.S. Stockholders and the IRS the amount of distributions paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the Non-U.S. Stockholder’s conduct of a United States trade or business or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the Non-U.S. Stockholder resides or is established. Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to “backup withholding” at the then applicable rate. Backup withholding, however, generally will not apply to distributions to a Non-U.S. Stockholder of our common stock, provided the Non-U.S. Stockholder furnishes to us the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN, IRS Form W-8BEN-E, or IRS Form W-8ECI, or certain other requirements are met. Backup withholding is not an additional tax but can be credited against a Non-U.S. Stockholder’s U.S. federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the IRS.

Non-U.S. Stockholders should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares of our common stock.

Foreign Account Tax Compliance Act

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any related laws or regulations. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a specified U.S. person and certain transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of a beneficial owner and the status of the intermediaries through which they hold their shares of our common stock, beneficial owners could be subject to this 30% withholding tax with respect to distributions on their shares of our common stock. Under certain circumstances, a beneficial owner might be eligible for refunds or credits of such taxes.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law (the “MGCL”) and on our Articles of Amendment and Restatement (the “Charter”) and our Bylaws (“Bylaws”). This summary may not contain all of the information that is important to you, and we refer you to the MGCL and our Charter and Bylaws for a more detailed description of the provisions summarized below.

General

Under the terms of our Charter, our authorized capital stock consists of 200,000,000 shares of common stock, par value $0.001 per share, and no shares of preferred stock, par value $0.001 per share. There are no outstanding options or warrants to purchase our stock. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations. Under our Charter, the Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of the shares of stock without obtaining stockholder approval. As permitted by the MGCL, our Charter provides that the Board, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

The following presents our outstanding classes of securities as of June 30, 2025:
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Held by Us or for Our Account
Common Stock	200,000,000	—	69,574,146

Common Stock

All shares of our common stock will have equal rights as to earnings, assets, voting, and distributions and other distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by the Board and declared by us out of funds legally available therefor. The shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time.

Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock possess exclusive voting power.

Preferred Stock

Our Charter authorizes the Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. Any issuance of preferred stock must comply with the requirements of the 1940 Act.

The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our Charter may provide and requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 66 2∕3% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and so long as distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

The issuance of any preferred stock must be approved by a majority of the independent directors not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of the Board and provided that certain conditions described in our Bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our Bylaws. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act as of the date of such agreements.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the MGCL and Our Charter and Bylaws; Anti-Takeover Measures

The MGCL and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

The Board is currently classified as it is divided into three classes of directors serving staggered three-year terms in which directors of each class are elected to serve for three-year terms with one class of directors elected by stockholders each year. However, commencing as of the date of our 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”), the Board will cease to be classified and will be de-classified. As a result, the class of directors that stood for election at our 2024 Annual Meeting of Stockholders stood for election for three-year terms, the class of directors that stood for election at our 2025 Annual Meeting of Stockholders stood for election for two-year terms, and the class of directors standing for election at our 2026 Annual Meeting of Stockholders will stand for election for one-year terms, in each case expiring at the 2027 Annual Meeting. Commencing with the 2027 Annual Meeting, the directors elected at the 2027 Annual Meeting (and each meeting thereafter) will be elected for a term expiring at the next Annual Meeting of Stockholders. In all cases, each director will hold office until his or her successor has been elected and qualified or until such director’s earlier death, retirement, resignation or removal.

Election of Directors

Our Charter and Bylaws provide that, subject to the special rights of the holders of any class or series of preferred stock to elect directors, each director is elected by a majority of the votes cast with respect to such director’s election, except in the case of a “contested election” (as defined in our Bylaws), in which directors are elected by a plurality of the votes cast in the contested election of directors. There is no cumulative voting in the election of directors. Pursuant to our Charter, the Board may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our Charter provides that the number of directors will be set by the Board in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less the minimum number required by the MGCL or greater than eleven. Our Charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Board. Accordingly, at such time, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that a director may be removed only for cause, as defined in our Charter, and then only by the affirmative vote of at least three-fourths of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our Charter does not). These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board or (3) provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our Bylaws do not give the Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our Bylaws provide that special meetings of stockholders may be called by the Board and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by 75% or more of our continuing directors (in addition to approval by the Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter.

The “continuing directors” are defined in our Charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our Charter and Bylaws provide that the Board will have the exclusive power to adopt, alter, amend or repeal any provision of our Bylaws and to make new Bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the MGCL, our Charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board determines such rights apply.

Control Share Acquisitions

The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Acquisition Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•        one-tenth or more but less than one-third;

•        one-third or more but less than a majority; or

•        a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our Bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our Bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. Accordingly, we have opted-out of the Control Share Acquisition Act. We can offer no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the Board determines that it would be in our best interests, including in light of the Board’s fiduciary obligations, applicable federal and state laws, and the particular facts and circumstances surrounding the Board’s decision.

Business Combinations

Under Maryland law, “business combinations” between a corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•        any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•        an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•        80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•        two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. The Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time. However, the Board will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with the 1940 Act

Our Bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our Bylaws to be subject to such Act) and the Business Combination Act, or any provision of our Charter or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Exclusive Forum

Our Bylaws require that, unless we consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City (or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company (ii) any action asserting a claim of breach of any standard of conduct or legal duty owed by any of the Company’s director, officer or other agent to the Company or to its stockholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL or the Charter or the Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine. This exclusive forum selection provision in our Bylaws does not apply to claims arising under the federal securities laws, including the Securities Act and the Exchange Act.

There is uncertainty as to whether a court would enforce such a provision, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. In addition, this provision may increase costs for stockholders in bringing a claim against us or our directors, officers or other agents. Any investor purchasing or otherwise acquiring our shares is deemed to have notice of and consented to the foregoing provision.

The exclusive forum selection provision in our Bylaws may limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or other agents, which may discourage lawsuits against us and such persons. It is also possible that, notwithstanding such exclusive forum selection provision, a court could rule that such provision is inapplicable or unenforceable.

August 2026 Notes

On August 24, 2021, we issued and sold $125 million in aggregate principal amount of our 4.375% Notes due 2026 (the “August 2026 Notes”) under our shelf Registration Statement on Form N-2 (File No. 333-257818) previously filed with the SEC (the “2021 Registration Statement”), as supplemented by a preliminary prospectus supplement dated August 19, 2021, a final prospectus supplement dated August 19, 2021, and a pricing term sheet dated August 19, 2021.

The August 2026 Notes were issued pursuant to an indenture, dated as of January 16, 2020, between the Company and U.S. Bank Trust Company, National Association (the “Trustee” and such indenture, the “Base Indenture”) and a Third Supplemental Indenture, dated as of August 24, 2021 (the “Third Supplemental Indenture” and together with the Base Indenture, the “August 2026 Notes Indenture”), between us and the Trustee. The August 2026 Notes mature on August 24, 2026, unless repurchased or redeemed in accordance with their terms prior to such date. The August 2026 Notes are redeemable, in whole or in part, at any time, or from time to time, at our option, at a redemption price equal to the greater of (1) 100% of the principal amount of the August 2026 Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the August 2026 Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable treasury rate plus 50 basis points, plus, in each case, accrued and unpaid interest to the redemption date; provided, however, that if we redeem any August 2026 Notes on or after July 24, 2026, the redemption price for the August 2026 Notes will be equal to 100% of the principal amount of the August 2026 Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption. In addition, if a change of control repurchase event (as defined in the August 2026 Notes Indenture) occurs prior to the maturity date of the August 2026 Notes or our redemption of all outstanding August 2026 Notes, we will be required, subject to certain conditions, to make an offer to the holders thereof to repurchase for cash some or all of the August 2026 Notes at a repurchase price equal to 100% of the principal amount of the August 2026 Notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

The August 2026 Notes bear interest at a fixed rate of 4.375% per year payable semiannually on February 15 and August 15 of each year, commencing on February 15, 2022. The August 2026 Notes are our direct, general unsecured obligations and rank pari passu, or equal in right of payment, with all of our existing and future unsecured indebtedness or other obligations that are not so subordinated.

December 2026 Notes

On December 15, 2021, we issued and sold $75 million in aggregate principal amount of our 4.25% Notes due 2026 (the “December 2026 Notes”) under our 2021 Registration Statement, as supplemented by a preliminary prospectus supplement dated December 10, 2021, a final prospectus supplement dated December 10, 2021, and a pricing term sheet dated December 10, 2021.

The December 2026 Notes were issued pursuant to the Base Indenture and a Fourth Supplemental Indenture, dated as of December 10, 2021 (the “Fourth Supplemental Indenture” and together with the Base Indenture, the “December 2026 Notes Indenture”), between us and the Trustee. The December 2026 Notes mature on December 15, 2026, unless repurchased or redeemed in accordance with their terms prior to such date. The December 2026 Notes are redeemable, in whole or in part, at any time, or from time to time, at our option, at a redemption price equal to the greater of (1) 100% of the principal amount of the December 2026 Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the December 2026 Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable treasury rate plus 50 basis points, plus, in each case, accrued and unpaid interest to the redemption date; provided, however, that if we redeem any December 2026 Notes on or after November 15, 2026, the redemption price for the December 2026 Notes will be equal to 100% of the principal amount of the December 2026 Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption. In addition, if a change of control repurchase event (as defined in the December 2026 Notes Indenture) occurs prior to the maturity date of the December 2026 Notes or our redemption of all outstanding December 2026 Notes, we will be required, subject to certain conditions, to make an offer to the holders thereof to repurchase for cash some or all of the December 2026 Notes at a repurchase price equal to 100% of the principal amount of the December 2026 Notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

The December 2026 Notes bear interest at a fixed rate of 4.25% per year payable semiannually on June 15 and December 15 of each year, commencing on June 15, 2022. The December 2026 Notes are our direct, general unsecured obligations and rank pari passu, or equal in right of payment, with all of our existing and future unsecured indebtedness or other obligations that are not so subordinated.

March 2029 Notes

On March 28, 2024, we issued and sold $115 million in aggregate principal amount of our 7.875% Notes due 2029 (the “March 2029 Notes”) under our Registration Statement on Form N-2, initially filed with the SEC on December 8, 2023 and declared effective on February 7, 2024 (the “2024 Registration Statement”), as supplemented by a preliminary prospectus supplement dated March 25, 2024, a final prospectus supplement dated March 25, 2024, and a pricing term sheet dated March 25, 2024.

The March 2029 Notes were issued pursuant to the Base Indenture and a Fifth Supplemental Indenture, dated as of March 28, 2024 (the “Fifth Supplemental Indenture” and together with the Base Indenture, the “March 2029 Notes Indenture”), between us and the Trustee. The March 2029 Notes mature on March 30, 2029, unless repurchased or redeemed in accordance with their terms prior to such date. The March 2029 Notes are redeemable, in whole or in part, at any time, or from time to time, at our option, after March 30, 2026, at a redemption price equal to 100% of the principal amount of the March 2029 Notes to be redeemed plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to, but excluding, the date fixed for redemption. The March 2029 Notes are traded on Nasdaq under the symbol “TRINZ.”

The March 2029 Notes bear interest at a fixed rate of 7.875% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, commencing on June 30, 2024. The March 2029 Notes are our direct, general unsecured obligations and rank pari passu, or equal in right of payment, with all of our existing and future unsecured indebtedness or other obligations that are not so subordinated.

September 2029 Notes

On July 19, 2024, we issued and sold $115 million in aggregate principal amount of our 7.875% Notes due 2029 (the “September 2029 Notes”) under our 2024 Registration Statement, as supplemented by a preliminary prospectus supplement dated July 16, 2024, a final prospectus supplement dated July 16, 2024, and a pricing term sheet dated July 16, 2024.

The September 2029 Notes were issued pursuant to the Base Indenture and a Sixth Supplemental Indenture, dated as of July 19, 2024 (the “Sixth Supplemental Indenture” and together with the Base Indenture, the “September 2029 Notes Indenture”), between us and the Trustee. The September 2029 Notes mature on September 30, 2029, unless repurchased or redeemed in accordance with their terms prior to such date. The September 2029 Notes are redeemable, in whole or in part, at any time, or from time to time, at our option, on or after September 30, 2026, at a redemption price equal to 100% of the principal amount of the September 2029 Notes to be redeemed, plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to, but excluding, the date fixed for redemption. The September 2029 Notes are traded on Nasdaq under the symbol “TRINI.”

The September 2029 Notes bear interest at a fixed rate of 7.875% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, commencing on September 30, 2024. The September 2029 Notes are our direct, general unsecured obligations and rank pari passu, or equal in right of payment, with all of our existing and future unsecured indebtedness or other obligations that are not so subordinated.

Series A Notes

On October 29, 2024, the Company entered into a note purchase agreement (the “Note Purchase Agreement”) governing the issuance of (i) $55.5 million in aggregate principal amount of Series A Senior Notes, Tranche A, due October 29, 2027 (the “Series A 2027 Notes”), (ii) $73.0 million in aggregate principal amount of Series A Senior Notes, Tranche B, due October 29, 2028 (the “Series A 2028 Notes”) and (iii) $14.0 million in aggregate principal amount of Series A Senior Notes, Tranche C, due October 29, 2029 (the “Series A 2029 Notes” and, together with the Series A 2027 Notes and Series A 2028 Notes, collectively, the “Series A Notes”) to certain qualified institutional investors in a private placement.

The Series A Notes were delivered and paid for on October 29, 2024, subject to certain customary closing conditions. The Series A 2027 Notes have a fixed interest rate of 7.54% per year, the Series A 2028 Notes have a fixed interest rate of 7.60% per year and the Series A 2029 Notes have a fixed interest rate of 7.66% per year, subject to a step up to the extent a Below Investment Grade Event (as defined in the Note Purchase Agreement) or a Secured Debt Ratio Event (as defined in the Note Purchase Agreement) occurs. The Series A 2027 Notes will mature on October 29, 2027, the Series A 2028 Notes will mature on October 29, 2028 and the Series A 2029 Notes will mature on October 29, 2029, unless redeemed, purchased or prepaid prior to such date by us in accordance with the terms of the Note Purchase Agreement. Interest on the Series A Notes is due semiannually in April and October of each year, beginning in April 2025. In addition, the Company is obligated to offer to repay the Series A Notes at par (plus accrued and unpaid interest to, but not including, the date of prepayment) if certain change in control events occur. Subject to the terms of the Note Purchase Agreement, the Company may redeem the Series A Notes in whole or in part at any time or from time to time at our option at par plus accrued interest to the prepayment date and, if the Series A 2027 Notes are redeemed on or before August 31, 2027, the Series A 2028 Notes are redeemed on or before August 31, 2028 or the Series A 2029 Notes are redeemed on or before August 1, 2029, a make-whole premium.

The Series A Notes were offered in reliance on Section 4(a)(2) of the Securities Act. The Series A Notes have not been and will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, as applicable.

ATM 2029 Notes

In February 2025, the Company entered into an open market sale agreement (the “Sales Agreement”) with B. Riley Securities, Inc. (the “Sales Agent”), as sales agent and/or principal thereunder. Under the Sales Agreement, the Company may, but has no obligation to, issue and sell, from time to time, up to $100,000,000 aggregate principal amount of the March 2029 Notes (the “ATM March 2029 Notes”) and up to $100,000,000 aggregate principal amount of the September 2029 Notes (the “ATM September 2029 Notes” and together with the ATM March 2029 Notes, the “ATM 2029 Notes”), in each case through the Sales Agent or to the Sale Agent, as principal for its own account. The ATM March 2029 Notes are treated as a single series with the existing March 2029 Notes and have the same terms as the existing March 2029 Notes (other than the issue date and issue price). The ATM September 2029 Notes are treated as a single series with the existing September 2029 Notes and have the same terms as the existing September 2029 Notes (other than the issue date and issue price).

July 2030 Notes

On July 3, 2025, we issued and sold $125 million in aggregate principal amount of our 6.750% Notes due 2030 (the “July 2030 Notes”) under our 2024 Registration Statement, as supplemented by a preliminary prospectus supplement dated June 26, 2025, a final prospectus supplement dated June 26, 2025, and a pricing term sheet dated June 26, 2025.

The July 2030 Notes were issued pursuant to the Base Indenture and a Seventh Supplemental Indenture, dated as of July 3, 2025 (the “Seventh Supplemental Indenture” and together with the Base Indenture, the “July 2030 Notes Indenture”), between us and the Trustee. The July 2030 Notes mature on July 3, 2030, unless repurchased or redeemed in accordance with their terms prior to such date. The July 3, 2030 Notes are redeemable, in whole or in part, at any time, or from time to time, at our option, prior to June 3, 2030, at a redemption price equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the notes matured on June 3, 2030) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points less (b) interest accrued to the date of redemption, or (2) 100% of the principal amount of the July 2030 Notes to be redeemed, plus, in either case accrued and unpaid interest thereon to the redemption date of the July 2030 Notes; provided, however, that if we redeem any July 2030 Notes on or after July 3, 2030, the redemption price for the July 2030 Notes will be equal to 100% of the principal amount of the July 2030 Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption. In addition, if a change of control repurchase event (as defined in the July 2030 Notes Indenture) occurs prior to the maturity date of the July 2030 Notes or our redemption of all outstanding July 2030 Notes, we will be required, subject to certain conditions, to make an offer to the holders thereof to repurchase for cash some or all of the July 2030 Notes at a repurchase price equal to 100% of the principal amount of the July 2030 Notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

The July 2030 Notes bear interest at a fixed rate of 6.750% per year payable semiannually on January 3 and July 3 of each year, commencing on January 3, 2026. The July 2030 Notes are our direct, general unsecured obligations and rank pari passu, or equal in right of payment, with all of our existing and future unsecured indebtedness or other obligations that are not so subordinated.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our Charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board is required by Maryland law and by our Charter to set, subject to the express terms of any of our then outstanding classes or series of stock, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock under our charter. In particular, every share of stock issued by a BDC must be voting stock and have equal voting rights with every other outstanding class of voting stock, except to the extent that the stock satisfies the requirements for being treated as a senior security, which requires, among other things, that:

•        immediately after issuance and before any distribution is made with respect to common stock, we must meet a coverage ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, of at least 200% (or 150% if certain requirements are met); and

•        the holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock.

The features of the preferred stock are further limited by the requirements applicable to RICs under the Code.

For any class or series of preferred stock that we may issue, our Board will determine and the articles supplementary and the prospectus supplement relating to such class or series will describe:

•        the designation and number of shares of such class or series;

•        the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such class or series, as well as whether such dividends are participating or non-participating;

•        any provisions relating to convertibility or exchangeability of the shares of such class or series, including adjustments to the conversion price of such class or series;

•        the rights and preferences, if any, of holders of shares of such class or series upon our liquidation, dissolution or winding up of our affairs;

•        the voting powers, if any, of the holders of shares of such class or series;

•        any provisions relating to the redemption of the shares of such class or series;

•        any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such class or series are outstanding;

•        any conditions or restrictions on our ability to issue additional shares of such class or series or other securities;

•        if applicable, a discussion of certain U.S. federal income tax considerations; and

•        any other relative powers, preferences and participating, optional or special rights of shares of such class or series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board, and all shares of each class or series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•        the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•        the title of such subscription rights;

•        the exercise price for such subscription rights (or method of calculation thereof);

•        the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•        the number of such subscription rights issued to each stockholder;

•        the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•        if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•        the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•        the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•        any termination right we may have in connection with such subscription rights offering; and

•        any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholder s, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•        the title of such warrants;

•        the aggregate number of such warrants;

•        the price or prices at which such warrants will be issued;

•        the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•        if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•        in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•        in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•        the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•        whether such warrants will be issued in registered form or bearer form;

•        if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•        if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•        information with respect to book-entry procedures, if any;

•        the terms of the securities issuable upon exercise of the warrants;

•        if applicable, a discussion of certain U.S. federal income tax considerations; and

•        any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board approves such issuance on the basis that the issuance is in the best interests of us and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC’s total outstanding shares of capital stock.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies If an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the indenture with the SEC. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the applicable indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including, among other things:

•        the designation or title of the series of debt securities;

•        the total principal amount of the series of debt securities;

•        the percentage of the principal amount at which the series of debt securities will be offered;

•        the date or dates on which principal will be payable;

•        the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•        the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•        whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•        the terms for redemption, extension or early repayment, if any;

•        the currencies in which the series of debt securities are issued and payable;

•        whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•        the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•        the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

•        the provision for any sinking fund;

•        any restrictive covenants;

•        any Events of Default;

•        whether the series of debt securities is issuable in certificated form;

•        any provisions for defeasance or covenant defeasance;

•        any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

•        whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•        any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•        whether the debt securities are subject to subordination and the terms of such subordination;

•        whether the debt securities are secured and the terms of any security interest;

•        the listing, if any, on a securities exchange; and

•        any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

Under the provisions of the 1940 Act, we, as a BDC, are permitted to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150% after each issuance of debt, but giving effect to any exemptive relief granted to us by the SEC. For a discussion of risks involved with incurring additional leverage, see “Risk Factors” in our annual, quarterly and other reports filed with the SEC from time to time. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “— Events of Default” and “— Merger or Consolidation” below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•        how it handles securities payments and notices,

•        whether it imposes fees or charges,

•        how it would handle a request for the holders’ consent, if ever required,

•        whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•        how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•        if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•        An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

•        An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•        An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

•        An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•        The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•        If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

•        An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

•        DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

•        Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Termination of a Global Security

If a global security is terminated, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office in New York, NY and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any interest that becomes due on the debt security by mailing a check to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

Except as otherwise indicated in the applicable prospectus supplement, if any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the applicable prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

(1)    we default in the payment of any interest upon a debt securities of the series when due and payable and the default continues for a period of 30 days;

(2)    we default in the payment of the principal of (or premium, if any, on) a debt security of the series when it becomes due and payable at its maturity, including upon any redemption date or required repurchase date, and the default continues for a period of five days;

(3)    we fail for 60 consecutive days after written notice from the trustee or the holders of at least 25% in principal amount of the debt securities of the series then outstanding to us and the trustee, as applicable, has been received to comply with any of our other agreements with respect to debt securities of the series;

(4)    pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act, or any successor provisions, on the last business day of each of 24 consecutive calendar months, any class of securities shall have an asset coverage (as such term is used in the 1940 Act) of less than 100%, giving effect to any amendments to such provisions of the 1940 Act or to any exemptive relief granted to us by the SEC;

(5)    we file for bankruptcy or certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 60 days;

(6)    we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days; and

(7)    any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it in good faith considers the withholding of notice to be in the interests of the holders.

Remedies If an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the outstanding debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If indemnity satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•        You must give your trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured.

•        The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer to the trustee security or indemnity satisfactory to it against the cost, expenses, and other liabilities of taking that action.

•        The trustee must not have taken action for 60 days after receipt of the above notice and offer of security or indemnity.

•        The holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than a default

•        in the payment of principal, any premium, or interest or

•        in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.

Merger, Consolidation or Sale of Assets

Unless the prospectus supplement relating to certain debt securities states otherwise, the indenture will provide that we will not merge or consolidate with or into any other person (other than a merger of a wholly-owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its subsidiaries shall not be deemed to be any such sale, transfer, lease, conveyance or disposition; and provided further that this covenant shall not apply to any sale, transfer, lease, conveyance, or other disposition of all or substantially all of the Company’s property to a wholly-owned subsidiary of the Company) in any one transaction or series of related transactions unless:

•        we are the surviving person (the “Surviving Person”) or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made shall be a corporation or limited liability company organized and existing under the laws of the United States of America or any state or territory thereof;

•        the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the trustee, executed and delivered to the trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the indenture to be performed by us;

•        immediately before and immediately after giving effect to such transaction or series of related transactions, no default or Event of Default shall have occurred and be continuing; and

•        we shall deliver, or cause to be delivered, to the trustee, an officers’ certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant, that all conditions precedent in the indenture relating to such transaction have been complied with.

For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, shall be deemed to be the transfer of all or substantially all of our property.

Although there is a limited body of case law interpreting the phrase “substantially all”, there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•        change the stated maturity of the principal of or interest on the debt securities;

•        reduce any amounts due on the debt securities;

•        reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•        adversely affect any right of repayment at the holder’s option;

•        change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•        impair your right to sue for payment;

•        adversely affect any right to convert or exchange a debt security in accordance with its terms;

•        modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

•        reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•        reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•        modify certain of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•        change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture, and certain changes that would not adversely affect the rights of holders of the outstanding debt securities in any material respect, including to:

•        evidence the succession of any person to the Company and the assumption by any such successor of the covenants of the Company in the indenture and in the debt securities;

•        add any additional covenants of the Company or to surrender any right or power in the indenture conferred upon the Company;

•        add any additional events of default of the Company;

•        secure the debt securities;

•        evidence and provide for the acceptance of appointment under the indenture by a successor trustee with respect to the debt securities;

•        cure any ambiguity, to correct or supplement any provision in the indenture that may be inconsistent with any other provision therein; provided that such action shall not adversely affect the interests of the holders of the applicable outstanding debt securities in any material respect, in each case as determined in good faith by the Company, as evidenced by a certificate of an officer of the Company; or

•        add guarantors or co-obligors with respect to the debt securities.

We also do not need any approval to make any change that affects only debt securities to be issued under the indenture, as may be supplemented, after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•        If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•        If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of a series of debt securities issued under an indenture, or all series, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•        For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•        For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

•        For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

•        Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Satisfaction and Discharge

We may satisfy and discharge our obligations under the indenture by delivering to the securities registrar for cancellation all debt securities of the series then outstanding or by depositing with the trustee, in trust, funds in U.S. dollars in an amount sufficient to pay all of the debt securities of the series then outstanding after such debt securities have become due and payable or will become due and payable within one year (or scheduled for redemption within one year). Such discharge is subject to terms contained in the indenture.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

If certain conditions are satisfied, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “— Indenture Provisions — Subordination” below. In order to achieve covenant defeasance, we must do the following:

•        If the debt securities of a particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the debt securities of a particular series a combination of money and United States government or United States government agency notes or bonds that will generate enough cash, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to make interest, principal and any other payments on the debt securities of the particular series on their various due dates.

•        We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to recognize income, gain or loss for U.S. federal income tax purposes as a result of such covenant defeasance or to be taxed on the debt securities any differently than if we did not make the deposit and repaid the debt securities at maturity.

•        We must deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

•        Covenant defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.

•        No default or Event of Default with respect to such debt securities and any coupons appertaining thereto shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

•        Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplished covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Legal Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “defeasance” or “legal defeasance”) if we put in place the following other arrangements for you to be repaid:

•        If the debt securities of a particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the debt securities of a particular series a combination of money and United States government or United States government agency notes or bonds that will generate enough cash, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to make interest, principal and any other payments on the debt securities of the particular series on their various due dates.

•        We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to recognize income, gain, or loss for U.S. federal income tax purposes as a result of such defeasance or to be taxed on the debt securities any differently than if we did not make the deposit and repaid the debt securities at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

•        We must deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

•        Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.

•        No default or Event of Default with respect to such debt securities and any coupons appertaining thereto shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

•        Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we ever accomplished legal defeasance, as described above, you would have to rely solely on the trust deposit for repayment of your debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions — Subordination”.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•        only in fully registered certificated form,

•        without interest coupons, and

•        unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

“Senior Indebtedness” is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•        our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•        renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

We may issue two types of unsecured indebtedness obligations: senior and subordinated. Senior unsecured indebtedness obligations refer to those that rank senior in right of payment to all of our future indebtedness that is expressly subordinated in right of payment to such indebtedness. Subordinated unsecured indebtedness obligations refer to those that are expressly subordinated in right of payment to other unsecured obligations.

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. Our debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities, with respect to claims on the assets of any such subsidiaries, financing vehicles, or similar facilities.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank Trust Company, National Association (successor in interest to U.S. Bank National Association) serves as the trustee under the indenture.

Certain Considerations Relating To Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Debt Securities

Unless otherwise specified in the applicable prospectus supplement, the debt securities will be issued in book-entry form, and the Depository Trust Company, or DTC, will act as securities depository for the debt securities. Unless otherwise specified in the applicable prospectus supplement, the debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC. If, however, the aggregate principal amount of any issue exceeds $500 million, one certificate will be issued with respect to each $500 million of principal amount, and an additional certificate will be issued with respect to any remaining principal amount of such issue.

DTC has advised us that it is:

•        a limited purpose trust company organized under the laws of the State of New York;

•        a “banking organization” within the meaning of the New York State Banking Law;

•        a member of the Federal Reserve System;

•        a “clearing corporation” within the meaning of the Uniform Commercial Code; and

•        a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants, or Direct Participants, include securities brokers and dealers, including the underwriters; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC. DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or Indirect Participants. The DTC Rules applicable to its Participants are on file with the SEC.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or Beneficial Owner, is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and interest payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC or its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

ISSUANCE OF OPTIONS, WARRANTS OR SECURITIES TO SUBSCRIBE FOR OR CONVERTIBLE
INTO SHARES OF OUR COMMON STOCK

At our 2021 Annual Meeting of Stockholders held on June 17, 2021, our stockholders approved our ability to sell or otherwise issue options, warrants or rights to subscribe to, convert to, or purchase shares of our common stock, which may include convertible preferred stock and convertible debentures, under appropriate circumstances in connection with our capital raising and financing activities, subject to applicable restrictions under the 1940 Act (including, without limitation, that the number of shares issuable does not exceed 25% of our then-outstanding common stock and that the exercise or conversion price thereof is not, at the date of issuance, less than the market value per share of our common stock). Such authorization has no expiration. Any exercise of options, warrants or securities to subscribe for or convertible into shares of our common stock at an exercise or conversion price that is below net asset value at the time of such exercise or conversion would result in an immediate dilution to existing common stockholders. This dilution would include reduction in net asset value as a result of the proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest than the increase in our assets resulting from such offering.

As a result of obtaining this authorization, in order to sell or otherwise issue options, warrants or securities to subscribe for or convertible into shares of our common stock, (a) the exercise or conversion feature of the options, warrants or rights must expire within 10 years of issuance; (b) with respect to such securities that are accompanied by other securities when issued, the securities cannot be separately transferable unless no class of such securities and the other securities that accompany them has been publicly distributed; (c) the exercise or conversion price for the options, warrants or rights must not be less than the current market value of the common stock at the date of the issuance of the options, warrants or rights; (d) a majority of our directors who are not “interested persons” of the Company as defined in the 1940 Act shall have approved each individual issuance of options, warrants or rights and determined that each such issuance is in the best interests of the Company and our stockholders; and (e) the number of shares of our common stock that would result from the exercise or conversion of such securities and all other securities convertible, exercisable or exchangeable into shares of our common stock outstanding at the time of issuance of such securities must not exceed 25% of our outstanding common stock at such time.

We could also sell shares of our common stock below net asset value per share in certain other circumstances. See “Sales of Common Stock Below Net Asset Value.”

REGULATION

The information contained in “Part I, Item 1. Business” of our most recent Annual Report on Form 10-K is incorporated herein by reference.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts offerings or a combination of these methods.

We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; any securities exchange or market on which the securities may be listed; and, in the case of a rights offering, the number of shares of our common stock issuable upon the exercise of each right. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of any common stock offered by us, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (a) in connection with a rights offering to our existing stockholders, (b) with the consent of the majority of our outstanding voting securities or (c) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us, or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc., or FINRA, or independent broker-dealer will not be greater than 10% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the option to purchase additional shares from us or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, the agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the Nasdaq Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of the securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as agents to solicit offers by certain institutions to purchase securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, the securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by our custodian, Wells Fargo Bank, National Association, under a custody agreement. The principal address of our custodian is: 600 S. 4th St., Minneapolis, Minnesota 55479. Equiniti Trust Company, LLC serves as our transfer agent, plan administrator, dividend paying agent and registrar. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, NY 11219, telephone number: (718) 921-8200.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Our management team is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive trade execution costs, we do not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

The validity of the securities offered hereby and certain legal matters for us in connection with the offering will be passed upon for us by Dechert LLP, Washington, DC.

Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of the Company as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, appearing in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The address of Ernst & Young LLP is 725 South Figueroa Street, Suite 500, Los Angeles, CA 90017.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We also file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act.

We furnish our stockholders with annual reports containing audited financial statements, quarterly reports, and such other periodic reports as we determine to be appropriate or as may be required by law.

We make available on our website (www.trinitycap.com) our annual reports on Form 10-K, quarterly reports on Form 10-Q, our current reports on Form 8-K, our proxy statements and other information filed with the SEC. This information is available free of charge by contacting us at 1 N. 1st Street, Suite 302, Phoenix, Arizona 85004, calling us at (480) 374-5350 or visiting our corporate website. The SEC also maintains a website (www.sec.gov) that contains such information. The reference to our website is an inactive textual reference only and the information contained on our website is not a part of this registration statement.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to such information incorporated by reference. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file any such document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement, if any, is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

We incorporate by reference into this prospectus our filings listed below and any future filings that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this prospectus until all of the securities offered by this prospectus and any accompanying prospectus supplement, if any, have been sold or we otherwise terminate the offering of those securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement, if any. Information that we file with the SEC subsequent to the date of this prospectus will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement, if any, and other information previously filed with the SEC.

The prospectus incorporates by reference the documents set forth below that have been previously filed with the SEC:

•        our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 26, 2025;

•        our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2024, filed with the SEC on May 5, 2025;

•        our Definitive Proxy Statement on Schedule 14A, filed with the SEC on May 1, 2025;

•        our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025, filed with the SEC on May 7, 2025;

•        our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2025, filed with the SEC on August 6, 2025;

•        our Current Reports on Form 8-K (other than information furnished rather than filed) filed with the SEC on February 10, 2025, March 20, 2025, June 16, 2025, July 1, 2025, and July 3, 2025; and

•        the description of our Common Stock referenced in our Registration Statement on Form 8-A (No. 001-39958), as filed with the SEC on January 28, 2021, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

See “Available Information” for information on how to obtain a copy of these filings.

TRINITY CAPITAL INC.

Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities

__________________________

PROSPECTUS

__________________________

August 11, 2025

TRINITY CAPITAL INC.
PART C
OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1) Financial Statements

The interim consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 have been incorporated by reference in this registration statement in “Part A — Information Required in a Prospectus.”

The consolidated financial statements as of December 31, 2024 and December 31, 2023 and for each of the three years in the period ended December 31, 2024, the report of Ernst & Young LLP, the Company’s independent registered public accounting firm, and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control Over Financial Reporting) as of December 31, 2024 have been incorporated by reference in this registration statement in “Part A — Information Required in a Prospectus.”

(2) Exhibits

(a)	Articles of Amendment and Restatement (incorporated by reference to Exhibit 3.1 of the Company’s Current Report on Form 8-K filed on June 30, 2023).
(b)	Bylaws (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(c)	Not Applicable.
(d)(1)

Indenture, dated as of January 16, 2020, by and between Trinity Capital Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).

(d)(2)

Third Supplemental Indenture, dated August 24, 2021, relating to the 4.375% Note due 2026, by and between Trinity Capital Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on August 24, 2021).

(d)(3)	Form of 4.375% Notes due 2026 (included as part of and incorporated by reference to Exhibit (d)(2) hereto).
(d)(4)

Fourth Supplemental Indenture, dated December 10, 2021, relating to the 4.25% Note due 2026, by and between Trinity Capital Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on December 15, 2021).

(d)(5)	Form of 4.25% Notes due 2026 (included as part of and incorporated by reference to Exhibit (d)(4) hereto).
(d)(6)

Fifth Supplemental Indenture, dated as of March 28, 2024, between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed March 28, 2024).

(d)(7)	Form of 7.875% Note due 2029 (included as part of and incorporated by reference to Exhibit (d)(6) hereto).
(d)(8)	Form of 7.875% Note due 2029 (Debt ATM) (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed on February 10, 2025).
(d)(9)

Sixth Supplemental Indenture, dated as of July 19, 2024, between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed July 19, 2024).

(d)(10)	Form of 7.875% Note due 2029 (included as part of and incorporated by reference to Exhibit (d)(9) hereto).
(d)(11)	Form of 7.875% Note due 2029 (Debt ATM) (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K filed on February 10, 2025).
(d)(12)

Seventh Supplemental Indenture, dated as of July 3, 2025, between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed July 3, 2025).

(d)(13)	Form of 6.750% Note due 2030 (included as part of and incorporated by reference to Exhibit (d)(12) hereto).
(d)(14)	Statement of Eligibility of Trustee on Form T-1*

(e)	Amended and Restated Distribution Reinvestment Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 29, 2021).
(f)	Not Applicable.
(g)	Not Applicable.
(h)(1)	Form of Underwriting Agreement for Equity Securities.**
(h)(2)	Form of Underwriting Agreement for Debt Securities.**
(h)(3)

Open Market Sale Agreement, dated August 23, 2024, by and between Trinity Capital Inc. and Keefe, Bruyette & Woods, Inc. (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed August 23, 2024).

(h)(4)

Open Market Sale Agreement, dated February 10, 2025, by and between Trinity Capital Inc. and B. Riley Securities, Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 10, 2025).

(i)(1)	2019 Trinity Capital Inc. Long-Term Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 23, 2021).
(i)(2)	Amendment No. 1 to 2019 Trinity Capital Inc. Long-Term Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 14, 2024).
(i)(3)

Form of Restricted Stock Agreement (2019 Trinity Capital Inc. Long Term Incentive Plan) (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-8 filed on September 13, 2024).

(i)(4)

Form of Non-Statutory Stock Option Award Agreement (Trinity Capital Inc. 2019 Long Term Incentive Plan) (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on March 20, 2025).

(i)(5)	Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on June 23, 2021).
(i)(6)

Amendment No. 1 to the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on June 14, 2024).

(i)(7)

Form of Restricted Stock Agreement (Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan) (incorporated by reference to Exhibit 4.6 to the Company’s Registration Statement on Form S-8 filed on September 14, 2021).

(i)(8)

Retention Agreement, dated March 14, 2025, by and between Trinity Capital Inc. and Kyle Brown (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K dated March 20, 2025).

(j)

Custody and Account Agreement, dated as of January 8, 2020, by and between the Registrant and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 10.14 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).

(k)(1)

Sale and Contribution Agreement, dated as of October 27, 2021, between the Company and TrinCap Funding, LLC (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on November 1, 2021).

(k)(2)

Credit Agreement, dated as of October 27, 2021, relating to the KeyBank Credit Facility, by and among Trinity Capital Inc., as servicer, TrinCap Funding, LLC, as borrower, KeyBank National Association, as administrative agent and syndication agent, Wells Fargo, National Association, as collateral custodian and paying agent, and the lenders party thereto (incorporated by reference to Exhibit (k)(8) to the Company’s Registration Statement on Form N-2 (File No. 333-261782) filed January 26, 2022).

(k)(3)

First Amendment to Credit Agreement, dated as of December 22, 2021, relating to the KeyBank Credit Facility, by and among Trinity Capital Inc., as servicer, TrinCap Funding, LLC, as borrower, KeyBank National Association, as administrative agent and syndication agent, Wells Fargo, National Association, as collateral custodian and paying agent, and the lenders party thereto (incorporated by reference to Exhibit (k)(9) to the Company’s Registration Statement on Form N-2 (File No. 333-261782) filed January 26, 2022).

(k)(4)

Second Amendment to Credit Agreement, dated as of April 13, 2022, relating to the KeyBank Credit Facility, by and among Trinity Capital Inc., as servicer, TrinCap Funding, LLC, as borrower, KeyBank National Association, as administrative agent and syndication agent, Wells Fargo, National Association, as collateral custodian and paying agent, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 19, 2022).

(k)(5)

Third Amendment to Credit Agreement, dated as of November 21, 2022, relating to the KeyBank Credit Facility, by and among Trinity Capital Inc., as servicer, TrinCap Funding, LLC, as borrower, KeyBank National Association, as administrative agent and syndication agent, Wells Fargo, National Association, as collateral custodian and paying agent, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed May 4, 2023).

(k)(6)

Fourth Amendment to Credit Agreement, dated as of March 2, 2023, relating to the KeyBank Credit Facility, by and among Trinity Capital Inc., as servicer, TrinCap Funding, LLC, as borrower, KeyBank National Association, as administrative agent and syndication agent, Wells Fargo, National Association, as collateral custodian and paying agent, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed May 4, 2023).

(k)(7)

Fifth Amendment to Credit Agreement, dated as of February 13, 2024, relating to the KeyBank Credit Facility, by and among Trinity Capital Inc., as servicer, TrinCap Funding, LLC, as borrower, KeyBank National Association, as administrative agent and syndication agent, Wells Fargo, National Association, as collateral custodian and paying agent, and the lenders party thereto (incorporated by reference to Exhibit 10.8 to the Company’s Annual Report on Form 10-K filed March 6, 2024).

(k)(8)

Sixth Amendment to Credit Agreement, dated as of August 2, 2024, relating to the KeyBank Credit Facility, by and among Trinity Capital Inc., as servicer, TrinCap Funding, LLC, as borrower, KeyBank National Association, as administrative agent and syndication agent, Wells Fargo, National Association, as collateral custodian and paying agent, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed August 5, 2024).

(k)(9)

Joinder Agreement, dated September 19, 2024, by and between TrinCap Funding, LLC, as Borrower, Trinity Capital Inc., as Servicer, KeyBank National Association, as the Administrative Agent, and the Lenders party thereto (incorporated by reference to Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q filed October 30, 2024).

(k)(10)

Increase Agreement, dated December 9, 2024, by and among TrinCap Funding, LLC, as Borrower, Trinity Capital Inc., as Servicer, the Increasing Managing Agents, the Increasing Lenders, the Increasing Lender Groups, and the Administrative Agent party thereto (incorporated by reference to Exhibit 10.11 to the Company’s Annual Report on Form 10-K filed February 6, 2025).

(k)(11)

Joinder Agreement, dated December 10, 2024, by and between TrinCap Funding, LLC, as Borrower, Trinity Capital Inc., as Servicer, KeyBank National Association, as the Administrative Agent, and the Lenders party thereto (incorporated by reference to Exhibit 10.11 to the Company’s Annual Report on Form 10-K filed February 26, 2025).

(k)(12)

Note Purchase Agreement by and between Trinity Capital Inc. and the purchasers party thereto, dated October 29, 2024 (incorporated by reference to Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q filed October 30, 2024).

(k)(13)

Amended and Restated Employment Offer Letter, dated March 14, 2025, by and between the Registrant and Steven L. Brown (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed March 20, 2025).

(k)(14)

Amended and Restated Employment Offer Letter, dated March 14, 2025, by and between the Registrant and Kyle Brown (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed March 20, 2025).

(k)(15)

Amended and Restated Employment Offer Letter, dated March 14, 2025, by and between the Registrant and Gerald Harder (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed March 20, 2025).

(k)(16)

Employment Offer Letter, dated March 14, 2025, by and between the Registrant and Sarah Stanton (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed May 7, 2025).

(k)(17)

Employment Offer Letter, dated March 14, 2025, by and between the Registrant and Michael Testa (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed March 20, 2025).

(k)(18)

Amended and Restated Employment Offer Letter, dated March 14, 2025, by and between the Registrant and Ronald Kundich (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed May 7, 2025).

(k)(19)	Form of Indemnification Agreement (Directors) (incorporated by reference to Exhibit 10.12 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(k)(20)	Form of Indemnification Agreement (Officers) (incorporated by reference to Exhibit 10.13 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).

(k)(21)

Transfer Agency Agreement and Registrar Services Agreement, dated November 1, 2019, by and between the Registrant and American Stock Transfer & Trust Company, LLC (incorporated by reference to Exhibit 10.15 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).

(l)	Opinion and Consent of Dechert LLP*
(n)(1)	Consent of Ernst & Young LLP.*
(n)(2)	Powers of Attorney (see Signature Page of this Registration Statement on Form N-2).*
(o)	Not Applicable.
(p)	Not Applicable.
(q)	Not Applicable.
(r)	Code of Ethics (incorporated by reference to Exhibit 14.1 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(s)	Filing Fee Table*

____________

*        Filed herewith.

**      To be filed by post-effective amendment or incorporated by reference, as applicable.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by this reference, and any information concerning underwriters will be contained in the accompanying prospectus supplement, if any.

Item 27. Other Expenses of Issuance and Distribution

Amount
U.S. Securities and Exchange Commission registration fee(1)	$
FINRA filing fee(2)
Nasdaq Global Select Market listing fee(2)
Printing expenses(2)
Legal fees and expenses(2)
Accounting fees and expenses(2)
Miscellaneous fees and expenses(2)
Total(1)	$

____________

(1)      In accordance with Rules 456(b), 457(r) and 415(a)(6) promulgated under the Securities Act, the Registrant is deferring payment of all of the registration fees. Any registration fees will be paid subsequently on a pay-as-you-go basis.

(2)      These fees will be calculated based on the securities offered and the number of issuances and accordingly, cannot be estimated at this time. These fees, if any, will be reflected in the applicable prospectus supplement.

Item 28. Persons Controlled by or Under Common Control

The information contained under the headings “Business,” “Management,” “Certain Relationships and Related-Party Transactions” and “Control Persons and Principal Stockholders” in this Registration Statement is incorporated herein by reference.

The following are the wholly owned subsidiaries of the Registrant: (1) Trinity Capital Holdings, LLC, a Delaware limited liability company, (2) Trinity Funding 1, LLC, a Delaware limited liability company, (3) TrinCap Funding, LLC, a Delaware limited liability company, (4) Trinity Capital Adviser LLC, a Delaware limited liability company and (5) Trin Blocker I LLC, a Delaware limited liability company.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of each class of our securities as of August 5, 2025.

Title of Class	Number of Record Holders
Common Stock	53
4.375% Unsecured Notes due 2026	1
4.25% Unsecured Notes due 2026	1
7.875% Unsecured Notes due 2029	1
7.875% Unsecured Notes due 2029	1
7.54% Series A Notes due 2027	4
7.60% Series A Notes due 2028	3
7.66% Series A Notes due 2029	2
6.750% Notes due 2030	1

Item 30. Indemnification

Section 2-418 of the Maryland General Corporation Law allows for the indemnification of officers, directors and any corporate agents in terms sufficiently broad to indemnify these persons under certain circumstances for liabilities, including reimbursement for expenses, incurred arising under the Securities Act. Our charter and bylaws provide that we shall indemnify our directors and officers to the fullest extent authorized or permitted by law and this right to indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, we are not obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by the person unless the proceeding (or part thereof) was authorized or consented to by the Board. The right to indemnification conferred includes the right to be paid by us the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

So long as we are regulated under the 1940 Act, the above indemnification is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non- party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

We will indemnify each Indemnitee against any liabilities relating to the offering of our common stock or our business, operation, administration or termination, if the Indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, our interests and except to the extent arising out of the Indemnitee’s gross negligence, fraud or knowing and willful misconduct. We may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action, provided the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification.

We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers with the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we will indemnify the director or executive officer who is a party to the agreement, including the advancement of legal expenses, if, by reason of his or her corporate status, such director or executive officer is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in our right, to the maximum extent permitted by Maryland law and the 1940 Act.

We have agreed to indemnify the underwriters, if any, against certain liabilities, including liabilities under the Securities Act.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor.

Not applicable.

Item 32. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)    The Registrant, 1 N. 1st Street, Suite 302, Phoenix, Arizona 85004;

(2)    The custodian, Wells Fargo Bank, National Association, 600 S. 4th St., Minneapolis, Minnesota 55479; and

(3)    The transfer agent, Equiniti Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

(1)    Not applicable.

(2)    Not applicable.

(3)     (a)     to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1)    to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)    to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(3)    to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs 3(a)(1), (2), and (3) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act of 1934 that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(b)    that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at the time shall be deemed to be the initial bona fide offering thereof;

(c)     to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)    that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(1)    if the Registrant is relying on Rule 430B:

(A)    Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)    Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)    if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933 as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)     that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)    any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act of 1933;

(2)    free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant

(3)    the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)    any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser;

(4)    that for the purposes of determining any liability under the Securities Act:

(a)     the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)    each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;

(5)    the undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(6)    insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue; and

(7)    to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, and the State of Arizona on the 11th day of August, 2025.

TRINITY CAPITAL INC.
By:	/s/ Kyle Brown
Name:	Kyle Brown
Title:	Chief Executive Officer, President and Chief Investment Officer, and Director

Each officer and director of Trinity Capital Inc. whose signature appears below constitutes and appoints Kyle Brown, Sarah Stanton and Michael Testa, and each of them to act without the other, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for him or her and in his or her name, place and stead, in any and all capacities, to execute and file any or all amendments including any post-effective amendments and supplements to this registration statement, and any additional registration statement filed pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed by the following persons in the capacities indicated on August 11, 2025.

Name	Title
/s/ Kyle Brown	Chief Executive Officer, President and Chief Investment Officer, and
Kyle Brown	Director (Principal Executive Officer)
/s/ Michael Testa	Chief Financial Officer and Treasurer
Michael Testa	(Principal Financial and Accounting Officer)
/s/ Steven L. Brown	Executive Chairman
Steven L. Brown
/s/ Ronald E. Estes	Director
Ronald E. Estes
/s/ Michael E. Zacharia	Director
Michael E. Zacharia
/s/ Irma Lockridge	Director
Irma Lockridge
/s/ Richard Hamada	Director
Richard Hamada